UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

June 17, 2019

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on July 12, 2019 at 9:00 a.m. Central Time, at Wells Fargo Plaza, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. For those of you who cannot be present at the Annual Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience. If you sign and return your proxy form without specifying your choices, it will be understood that you wish to have your shares voted in accordance with our board of directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and the Proxy Statement and to ask questions about the Company and its operations.

Our 2018 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2018.  A copy of our 2018 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of Common Stock, par value $0.0001 per share (the “Common Stock”), shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), represented by each valid proxy received by the Company on the form solicited by the board of directors will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

It is important that your shares of Common Stock, shares of Series A Preferred Stock and shares of Series B Preferred Stock are represented at the Annual Meeting whether you are able to attend personally. For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. Your vote is important. Accordingly, please complete, sign, date and return the proxy card as promptly as possible in the envelope provided, or submit your proxy by Internet, as described in the proxy card.  You may also vote by telephone as described in the proxy card. If you do attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Matthew K. Schatzman
Matthew K. Schatzman
Chairman of the Board and Chief Executive Officer

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Notice of Annual Meeting of Stockholders

June 17, 2019

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on July 12, 2019 at  9:00 a.m. Central Time, at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.to elect three Class B directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal, and to elect one Class A director, previously elected by the board of directors, to serve the remainder of his term as a Class A director ending in 2021 or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal;

2.to approve amendments to the Company’s Certificate of Designations of Series A Convertible Preferred Stock to, among other things, modify certain terms relating to the voting rights of Series A Preferred Stock;

3.to approve amendments to the Company’s Certificate of Designations of Series B Convertible Preferred Stock to, among other things, modify certain terms relating to the voting rights of Series B Preferred Stock;

4.to ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2019; and

5.to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders as of June 5, 2019 are cordially invited to attend the Annual Meeting in person. However, to ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy card provided to them as promptly as possible in the envelope provided, or to submit their proxy by Internet, as described in the proxy card mailed to them. Stockholders may also vote by telephone as described in the proxy card mailed to them. Stockholders attending the Annual Meeting may vote in person even if they have previously submitted their proxy authorization.

Only stockholders as of the close of business on June 5, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Annual Meeting and shall also be open for examination at the Annual Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

June 17, 2019

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU

HAVE SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Notice of Special Meeting of Holders of Preferred Stock

June 17, 2019

Notice is hereby given that a special meeting of holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (the “Special Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on July 12, 2019 immediately following the conclusion of the 2019 Annual Meeting of Stockholders at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002 for the following purposes:

1.to ratify an increase in the number of authorized shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) from 50,000 to 166,364, effective as of August 9, 2018, an increase of 116,364 shares, which is the number of shares issued as origination fees pursuant to Series A Preferred Stock purchase agreements or backstop commitment agreements and shares issued or issuable as dividends paid-in-kind with respect to Series A Preferred Stock (the “Series A Ratification”); and

2.to ratify an increase in the number of authorized shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”) from 50,000 to 166,364, effective as of September 28, 2018, an increase of 116,364 shares, which is the number of shares issued as origination fees pursuant to Series B Preferred Stock purchase agreements and shares issued or issuable as dividends paid-in-kind with respect to Series B Preferred Stock (the “Series B Ratification”).

Only holders of Series A Preferred Stock as of the close of business on June 5, 2019 are entitled to vote on the Series A Ratification and only holders of Series B Preferred Stock as of the close of business on June 5, 2019 are entitled to vote on the Series B Ratification.

The Series A Ratification and the Series B Ratifications (together, the “Ratifications”) are being submitted to holders of the Company’s preferred stock pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and Delaware common law. This notice, together with the resolutions adopted by the Company’s board of directors attached to the accompanying Proxy Statement as Appendix C and the text of Sections 204 and 205 of the DGCL attached to the accompanying Proxy Statement as Appendix D, constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Ratifications and is being delivered (or deemed to have been delivered, as applicable) to stockholders of record (both voting and non-voting) as of August 9, 2018, September 28, 2018 and June 5, 2019. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholders meeting, any claim (i) that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization or (ii) that the Delaware Court of Chancery should determine, in its discretion, that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from the time a certificate of validation is both filed with the Secretary of State of the State of Delaware and becomes effective in accordance with the DGCL. The Company expects to file a certificate of validation for each of the Ratifications that are approved by our holders of Preferred Stock promptly after the adjournment of the Special Meeting. Accordingly, if either of the Ratifications is approved at the Special Meeting, any claim (i) that the effectiveness of the increase to the number of authorized shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, is void or voidable due to a failure of authorization with respect to such increases or (ii) that the Delaware Court of Chancery should declare, in its discretion, that such Ratification not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from both the time at which a certificate of validation is filed with respect to such Ratification and such time as such certificate of validation becomes effective under the DGCL (which, with respect to the Ratifications, will be the applicable “validation effective time” as set forth in the applicable Ratification).

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

June 17, 2019

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

PROXY STATEMENT

June 17, 2019

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”) for the Annual Meeting of Stockholders to be held on July 12, 2019 and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being sent or made available to stockholders on or about June 17, 2019.

Record Date and Voting Securities

Holders of record of common stock, par value $0.0001 per share (the “Common Stock”), holders of record of shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and holders of record of shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Common Stock and the Series A Preferred Stock, the “Voting Shares”), in each case as of the close of business on June 5, 2019 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting.  As of June 5, 2019, there were 110,111,622 shares of Common Stock issued and outstanding and entitled to vote at the meeting. As of June 5, 2019, there were 50,000 shares of Series A Preferred Stock and 50,000 shares of Series B Preferred Stock entitled to vote at the Annual Meeting.  The Series A Preferred Stock and the Series B Preferred Stock are collectively referred to herein as the “Convertible Preferred Stock.”

Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date. Holders of record of shares of Convertible Preferred Stock vote on an as-converted basis with the holders of Common Stock and receive one vote for each share of Common Stock issuable upon an assumed conversion of the Convertible Preferred Stock.  As of the Record Date, outstanding shares of Common Stock, the outstanding shares of Series A Preferred Stock and the outstanding shares of Series B Preferred Stock represented an aggregate of 89.2%,  5.4% and 5.4%, respectively, of the voting power of the Voting Shares.

Stockholders that are entitled to vote at the Annual Meeting may do so in person at the Annual Meeting or by proxy submitted by mail or Internet as described on the proxy card accompanying this Proxy Statement.  Stockholders may also vote by telephone as described on the proxy card.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

A plurality of the votes cast with respect to the Voting Shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Thus, broker non-votes and abstentions will have no effect on the election of directors.

The proposals related to the amendments to the certificate of designations of the Series A Preferred Stock (“Proposal 2”) and the amendments to the certificate of designations of the Series B Preferred Stock (“Proposal 3”) each require the affirmative votes of (i) a majority of the outstanding voting power of the Voting Shares, voting as a single class, and (ii) a majority of the number of outstanding shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, voting separately as a class. The proposal seeking ratification of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for 2019 (“Proposal 4”) requires the affirmative vote of a majority of the outstanding voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. Voting Shares represented at the Annual Meeting that abstain with respect to Proposal 2, Proposal 3 or Proposal 4 will be considered in determining whether the requisite number of affirmative votes are cast on such matter.  Accordingly, such abstentions will have the same effect as a vote against Proposal 2, Proposal 3 and Proposal 4.  Broker non-votes will have the effect of a vote against Proposal 2 and Proposal 3.  The Company expects no broker non-votes on Proposal 4.

There are no cumulative voting rights in the election of directors or any other matter being voted upon and appraisal rights are not applicable to the matters being voted upon.

Attendance

Only stockholders of record or beneficial owners of Common Stock, Series A Preferred Stock or Series B Preferred Stock as of the Record Date may attend the Annual Meeting in person. If you are a stockholder of record, you may be asked to present proof of identification, such as a driver’s license. Beneficial owners, in addition to presenting proof of identification, must present evidence of share ownership, such as a recent brokerage account or bank statement. All attendees must comply with the Company’s Rules of Conduct for the Annual Meeting, which will be distributed upon entrance to the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your voting instructions by proxy as described in this Proxy Statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

Except as may be otherwise required by law, the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the Company’s Amended and Restated Bylaws (the “Bylaws”), the holders of a majority of the Voting Shares issued and outstanding and entitled to vote and present in person or represented by proxy shall constitute a quorum at a meeting of the stockholders. The persons whom the Company appoints to act as inspectors of election will determine whether a quorum exists.  Voting Shares represented by properly executed and returned proxies will be treated as present. Voting Shares present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting whether or not you attend in person.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your Voting Shares will be voted as you specify. If you make no specifications, your proxy representing Voting Shares will be voted:

•“FOR” each of the proposed director nominees;

•“FOR” the amendments to the Certificate of Designations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”);

•“FOR” the amendments to the Certificate of Designations of Series B Convertible Preferred Stock (the “Series B Certificate of Designations”); and

•“FOR” the ratification of the reappointment of independent registered public accountants and auditors.

The Company expects no matters to be presented for action at the Annual Meeting other than the items described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Annual Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted. If you wish to vote in person at the Annual Meeting but hold your Voting Shares in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Annual Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. The Company may choose to engage a paid proxy solicitor to solicit proxies for the Annual Meeting but have not yet done so.

Stockholder Proposals

If you want the Company to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, no later than February 18, 2020.

If you want to nominate a director or present a proposal at the 2020 Annual Meeting of Stockholders in person but do not wish to have such proposal included in the Company’s proxy statement, you must submit it in writing to the Corporate Secretary, at the above address, given between April 13, 2020 and May 13, 2020 to be considered timely, in accordance with the specific procedural requirements set forth in the Bylaws. If you would like a copy of these procedures, please contact the Corporate Secretary for a copy of the Bylaws.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose Voting Shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold Voting Shares in multiple accounts, this process results in duplicate mailings of proxy statements to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your Voting Shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your shares of Common Stock are not registered in your own name, your broker, bank, trust or other nominee that holds your shares of Common Stock may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you. If you currently receive more than one proxy statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or they will promptly deliver such additional proxy statements. If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Currently, the Board consists of ten members.  The Certificate of Incorporation and the Bylaws provide that the Board be classified into three classes. These classes are designated as Class A directors, Class B directors and Class C directors, with members of each class holding office for staggered three-year terms. Newly created directorships or vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board is present, or by a sole remaining director.  Each such director so chosen shall hold office until the Company’s next annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal in accordance with the Bylaws.

There are currently four Class A directors, three Class B directors and three Class C directors. Each of the Class A directors, except for Taewon Jun, has a term that expires at the 2021 Annual Meeting of Stockholders or until such date that their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws.  Mr. Jun has a term that expires at the Annual Meeting because he was appointed by the Board on June 4, 2019 and, pursuant to the Bylaws, directors appointed to fill vacancies shall hold office until the Company’s next annual meeting of stockholders, which, in his case, is the Annual Meeting.  If Mr. Jun is elected by the stockholders at the Annual Meeting, Mr. Jun will serve the remainder of his term as a Class A director until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal in accordance with the Bylaws.  The three Class B directors have terms that expire at the Annual Meeting and the three Class C directors have terms that expire at the 2020 Annual Meeting of Stockholders or, in all cases, until such date that their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws.   On May 9, 2019, Kathleen Eisbrenner, the former Chairman of the Board and a Class B director, passed away. The Board did not nominate a successor to fill the Class B directorship vacancy created by Mrs. Eisbrenner’s death but instead reduced the size of the Board from eleven members to ten members.

Director Nominees and Terms

The Board has nominated for election as directors (i) Mr. Jun, a Class A director, (iii) Eric S. Rosenfeld, a Class B director, (iii) David Magid, a Class B director, and (iv) David Gallo, a Class B Director.  Each of the directors is currently on the Board and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board.  If elected at the Annual Meeting, Mr. Jun, the Class A director nominee, will serve until the 2021 Annual Meeting of Stockholders, subject to the election and qualification of his successor and to his earlier death, resignation or removal.  Each of Messrs. Rosenfeld, Magid and Gallo, the Class B director nominees, has advised the Company that, if elected, he will serve until the earlier of (i) the date one year after the date of his election at the Annual Meeting and (ii) the date that is sixty (60) days after the date on which the Board affirmatively makes a final investment decision on the Company’s Rio Grande liquefied natural gas (“LNG”) project located at the Port of Brownsville in southern Texas, at which point he will resign from the Board. The Board intends to fill the vacancies that will be created by Messrs. Rosenfeld’s, Magid’s and Gallo’s resignations with qualified candidates with industry experience willing to serve on the Board.

See “Director Nomination Process” below for additional information on the nomination of directors.

If any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.

The names, ages as of June 4, 2019, principal occupations, and other information highlighting the particular experience, qualifications, attributes and skills that support the recommendation of the Nominating, Corporate Governance and Compensation Committee (the “NCGC Committee”) that the Class A director nominee and each of the Class B director nominees be nominated for election at the Annual Meeting are set forth below.

Taewon Jun, 41, has served as a Company director since June 2019 and was originally appointed to the Board, and is nominated for election at the Annual Meeting, pursuant to the terms of that certain Purchaser Rights Agreement, dated as of August 23, 2018 (the “HGC Series A Purchaser Rights Agreement”), by and between the Company and HGC

NEXT INV LLC (“HGC”).  Since April 2019, Mr. Jun has served as Senior Vice President of Hanwha Holdings (USA),  Inc., a holding company of various entities based in the United States.  From July 2016 until March 2019, Mr. Jun served as an Executive Director of Morgan Stanley Private Equity Asia and, from June 2012 until June 2016, he served as a Senior Director of  Mergers and Acquisitions Team at Hanwha Group Management and Planning Headquarters in Seoul, South Korea, a business conglomerate with its affiliates under operation of various industries including chemicals, energy, petrochemicals, solar, aerospace, and defense as well as finance, asset management, and hotel and resorts.  Mr. Jun received a Bachelor of Science in Business Administration from Korea University and a Master of Business Administration from the University of Pennsylvania.

The Board believes Mr. Jun’s leadership capabilities, financial knowledge and business acumen as well as his broad understanding of business globally provide Mr. Jun with the qualifications and skills to serve as a Company director.

Eric S. Rosenfeld, 61, has served as a Company director since May 2014.  Mr. Rosenfeld served as Chairman of the Board and as the Company’s Chief Executive Officer from May 2014 until July 2017.  Mr. Rosenfeld is currently chairman of the board of directors of CPI Aerostructures, Inc., a New York Stock Exchange (“NYSE”) listed company engaged in the contract production of structural aircraft parts principally for the U.S. Air Force and other branches of the U.S. armed forces. He became a director in April 2003 and chairman in January 2005. Since June 2017, Mr. Rosenfeld has served on the board of directors of Aecon Group Inc., a Toronto Stock Exchange (“TSX”) listed construction company.  Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. He has also been the senior managing member of Crescendo Advisors II, LLC since its formation in August 2000.

Mr. Rosenfeld also served as the chairman of the board and chief executive officer of Quartet Merger Corp. from April 2013 until its merger with Pangea Logistics Solutions Ltd. (“Pangea”) in October 2014 and has served as a director of Pangea since such time. Mr. Rosenfeld has also served on the board of directors of Cott Corporation, a NYSE listed beverage company, since June 2008. Since December 2012, Mr. Rosenfeld has been a board member of Absolute Software Corporation, a TSX listed provider of security and management for computers and ultra-portable devices.

Mr. Rosenfeld served as chairman of the board and chief executive officer of Trio Merger Corp. from June 2011 until its merger with SAExploration Holdings Inc. (“SAE”) in June 2013 and served as a director of SAE from June 2013 until July 2016. Mr. Rosenfeld served as the chairman of the board, chief executive officer and president of Rhapsody Acquisition Corp. from April 2006 until the completion of its business combination with Primoris Services Corporation (formerly known as Primoris Corporation (“Primoris”)) in July 2008.  From July 2008 until May 2014, Mr. Rosenfeld served as a director of Primoris.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received a Bachelor of Arts in Economics from Brown University and a Master of Business Administration from the Harvard Business School.

The Board believes Mr. Rosenfeld is well-qualified to serve as a Company director due to his public company experience, operational experience and his business contacts

David Magid, 33, has served as a Company director since July 2017 and was appointed to the Board pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Harmony Merger Sub, LLC, NextDecade LNG, LLC (“NextDecade”) and certain members of NextDecade and entities affiliated with such members.  Mr. Magid joined York Capital Management, L.P.  (“York”) in July 2013 and is a Senior Vice President of York. Prior to joining York, he worked at Credit Suisse as an analyst in Leveraged Finance, Origination, & Restructuring. Mr. Magid received a Bachelor of Arts in Economics and Politics from Brandeis University and a Master of Business Administration from Columbia Business School.

The Board believes Mr. Magid’s experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries and his valuable and relevant experience in private financing, strategic investing and restructuring provide him with the qualifications and skills to serve as a Company director.

David Gallo, 45, has served as a Company director since July 2017 and was appointed to the Board pursuant to the Merger Agreement.  Mr. Gallo is the Founder, Portfolio Manager and Managing Partner of Valinor Management L.P., the investment manager of an equity long-short hedge fund (“Valinor”), where he has worked since July 2007. Prior to founding Valinor, Mr. Gallo was a senior analyst at Bridger Capital and worked at investment firms including Tiger Management, Kohlberg Kravis Roberts & Co., and the Blackstone Group.

Mr. Gallo received his Bachelor of Science in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and his Master of Business Administration from Harvard Business School where he graduated as a Baker Scholar.

The Board believes Mr. Gallo’s experience as a managing partner of an investment firm and in other senior executive leadership and director roles as well as extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

A plurality of the votes cast with respect to the Voting Shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present is required for the election of the Class A director nominee and each of the Class B director nominees.

The Board unanimously recommends that the stockholders vote “FOR” the election of the Class A director nominee and each of the Class B director nominees.

Incumbent Class A Directors with Terms Expiring in 2021

The name, age as of June 4, 2019, principal occupation, and other information highlighting the particular experience, qualifications, attributes and skills concerning each Class A director are set forth below.

Matthew K. Schatzman, 53, is the Company’s Chief Executive Officer and has served in such position since February 2018.  Mr. Schatzman has served as a member of the Board since September 2017 and, on June 4, 2019, Mr. Schatzman was appointed Chairman of the Board.  From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President.  Prior to joining the Company, Mr. Schatzman served as President at MKS Energy, LLC, an advisory and consulting firm focused on LNG, natural gas and crude oil markets, logistics and risk management from March 2018 until September 2018. He was previously Executive Vice President, Global Energy Marketing and Shipping at BG Group, a British multinational oil and gas company, from January 2012 until May 2014 and served as Senior Vice President, Energy Marketing from March 2007 until December 2011. Prior to that, he served in various roles at Dynegy Inc. (“Dynegy”), including President and Chief Executive Officer of Dynegy’s wholesale business.  Mr. Schatzman is a member of the National Petroleum Council. Mr. Schatzman holds a Bachelor of Arts in Political Science from Yale University.

The Board believes Mr. Schatzman’s marketing, logistics, risk management and operational leadership experience of over 30 years with companies in the LNG, natural gas, oil and power generation industries, including BG Group and Dynegy, make him well-qualified to serve as the Company’s Chairman  and Chief Executive Officer.

Avinash Kripalani, 35, has served as a Company director since July 2017.  Mr. Kripalani served as a member of the board of managers of NextDecade from April 2016 until July 2017.  Mr. Kripalani is a Managing Principal at Bardin Hill Investment Partners LP (formerly known as Halcyon Capital Management LP (“Bardin Hill”)), where he has worked since April 2008. Prior to Bardin Hill, he was a Consultant at IBM. Mr. Kripalani earned a Bachelor of Science in Economics and a Bachelor of Science and a Master of Science in Systems and Information Engineering from the University of Virginia.

The Board believes Mr. Kripalani’s experience as a private equity principal and in other senior executive leadership roles and relevant experience in private financing and strategic planning, as well as extensive industry knowledge, provides him with the qualifications and skills necessary to serve as a Company director.

William Vrattos, 49, has served as a Company director since July 2017.  Mr. Vrattos served as a member of the board of managers of NextDecade from June 2015 until July 2017. Mr. Vrattos joined York Capital Management Global Advisors, LLC (“YCMGA”) in January 2002 and is the Co-Managing Partner of YCMGA. Mr. Vrattos is a Co-Portfolio Manager of the York Credit Opportunities, York European Distressed Credit, York Global Credit Income funds and York Tactical Energy funds as well as a member of YCMGA’s executive committee. Prior to joining YCMGA, he worked at Georgica Advisors LLC as a Portfolio Manager specializing in media and communications equities and distressed securities and at Morgan Stanley & Co., Inc. as an investment banker. Mr. Vrattos is currently a member of the board of directors or advisory board, as applicable and in his capacity as a YCMGA employee, of all entities related to Entropy Investments, all entities incorporated pursuant to YCMGA’s partnerships with Costamare Inc. and Augustea Bunge Maritime, and India 2020. In addition, he serves on the Board of Trustees of The Buckley School, the Board of Trustees of Groton School, and the Board of the Museum of the City of New York. Mr. Vrattos received a Bachelor of Arts in English from Dartmouth College and a Master of Business Administration from Harvard Business School.

The Board believes Mr. Vrattos’ experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries, including valuable and relevant experience in private financing, strategic investing and restructuring, provide him with the qualifications and skills to serve as a Company director.

Incumbent Class C Directors with Terms Expiring in 2020

The name, age as of June 4, 2019, principal occupation, and other information highlighting the particular experience, qualifications, attributes and skills concerning each Class C director are set forth below.  Each Class C director was appointed to the Board pursuant to the Merger Agreement.

Brian Belke, 35, has served as a Company director since July 2017 and was appointed to the Board pursuant to the Merger Agreement.  Mr. Belke served as member of the board of managers of NextDecade from June 2015 until July 2017.  Mr. Belke is a Partner at Valinor where he has worked since June 2010. Prior to Valinor, Mr. Belke was an Equity Research Associate at Fidelity Investments. He is a Chartered Financial Analyst and is a member of the CFA Institute and the New York Society of Securities Analysts.   Mr. Belke earned a Bachelor of Science in Management with concentrations in Finance and Accounting, summa cum laude, from Boston College, and a Master of Business Administration from Harvard Business School, where he graduated with High Distinction as a Baker Scholar.

The Board believes Mr. Belke’s experience as a partner of an investment firm and in other senior executive leadership roles as well as his extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

Matthew Bonanno, 40, has served as a Company director since July 2017 and was appointed to the Board pursuant to the Merger Agreement.  Mr. Bonanno was appointed Lead Independent Director on June 4, 2019. Mr. Bonanno served as Interim Chairman of the Board from May 13, 2019 until June 4, 2019.  Mr. Bonanno joined YCMGA in July 2010 and is a Partner of the firm and its Co-Head of North American Credit. Mr. Bonanno is a Co-Portfolio Manager of the York Tactical Energy funds.  Mr. Bonanno joined YCMGA from the Blackstone Group where he worked as an associate focusing on restructuring, recapitalization, and reorganization transactions.  Prior to joining the Blackstone Group, Mr. Bonanno worked on financing and strategic transactions at News Corporation and as an investment banker at JP Morgan and Goldman Sachs. Mr. Bonanno, in his capacity as YCMGA employee, has served as a member of the boards of directors of (i) Rever Offshore AS, (ii) all entities incorporated pursuant to YCMGA’s partnership with Costamare Inc. and Augustea Bunge Maritime, (iii) Vantage Drilling International, (iv) Linn Energy Inc., (v) Samson Resources II, LLC,  (vi) Roan Resources, Inc., and (vii) Riviera Resources Inc. Mr. Bonanno also serves on the board of the Children’s Scholarship Fund.

Mr. Bonanno received a Bachelor of Arts in History from Georgetown University and a Master of Business Administration in Finance from The Wharton School of the University of Pennsylvania.

The Board believes Mr. Bonanno’s experience as a private equity partner and in other senior executive leadership roles and relevant experience in corporate finance, mergers and acquisitions, and reorganizations, as well as his extensive industry knowledge, provide him with the qualifications and skills to serve as a Company director and to be the Company’s Lead Independent Director.

L. Spencer Wells, 49, has served as a Company director since July 2017 and was appointed pursuant to the Merger Agreement. Mr. Wells has over 20 years of experience as a portfolio manager and financial analyst.  Mr. Wells co-founded Drivetrain Advisors, LLC, a firm providing fiduciary services to the alternate investment community (“Drivetrain”), in December 2013, where he currently serves as a Partner.  Prior to co-founding Drivetrain, Mr. Wells was employed by TPG Special Situations Partners (“TPG”) from 2010 to 2013, where he first served as Partner from September 2010 to January 2012, and then as a Senior Advisor from January 2012 to July 2013. Prior to TPG, Mr. Wells served as a Partner/Portfolio Manager for Silverpoint Capital, as a Director at the Union Bank of Switzerland and as a Vice President of Deutsche Bank AG.

Mr. Wells has served as a member of the boards of directors of (i) Advanced Emissions Solutions, Inc. since July 2014, (ii) Town Sports International Holdings, Inc. since March 2015, (iii) Vantage since February 2016, (iv) Samson since February 2018, (v) Telford Offshore Holdings Ltd. since February 2018, (vi) Jones Energy, Inc. since November 2018, and (vii) Telford Offshore Holdings, Ltd. since February 2018.  Mr. Wells served as a member of the boards of directors of (i) Alinta Holdings from April 2013 to September 2013, (ii) each of CertusHoldings, Inc. and CertusBank, N.A. from August 2014 to April 2016, (iii) Navig8 Crude, Ltd. from May 2014 to May 2015, (iv) Global Geophysical Services, LLC from February 2015 to October 2016, (v) Syncora Holdings Ltd. from August 2015 to December 2016, (vi) Affinion Group, Inc. from November 2015 to July 2018, (vii) Lily Robotics. Inc. from January 2018 to September 2018 and (viii) Roust Corporation from February 2018 to December 2018.

Mr. Wells received a Bachelor of Arts in Psychology from Wesleyan University and a Master of Business Administration, with honors, from Columbia Business School.

The Board believes Mr. Wells’s public company experience, financial expertise, extensive industry experience and experience overseeing investments in the LNG sector provides him with the qualifications and skills to serve as a Company director.

Corporate Governance

Role of the Board

The Board oversees the Chief Executive Officer and other senior management in the management of the Company’s business and affairs. The Company’s key governance documents, including the Company’s Amended and Restated Corporate Governance Guidelines, may be found on the “Corporate Governance” page under the “Investors” section of our corporate website, www.next-decade.com. The governance structure is designed to foster principled actions, effective decision-making, and appropriate monitoring of compliance and performance. The Board met 17 times during 2018.

 Each of our incumbent directors, except Mr. Gallo, attended or participated in at least 75% of the meetings of the Board and the respective committees on which she or he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend.  Mr. Schatzman was the only director who attended our last annual meeting of stockholders.

Board Leadership Structure

In February 2018, Mr. Schatzman was appointed as Chief Executive Officer and from such time until he was appointed as Chairman of the Board on June 4, 2019, the roles of the Company’s Chairman of the Board and its Chief Executive Officer were separate. Prior to Mr. Schatzman’s appointment as Chief Executive Officer, the roles of Chairman of the Board and Chief Executive Officer were then-held by Kathleen Eisbrenner. The Board does not have a policy requiring the combination or separation of leadership positions and the Company’s governing documents do not mandate a particular structure. This provides the Board with the flexibility to select its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. The Board recognizes that the leadership structure and the combination or separation of the Chief Executive Officer and the Chairman positions are driven by the Company’s needs at any point in time.

Currently, the Chief Executive Officer and Chairman positions are held by Mr. Schatzman.  The Company also has a Lead Independent Director, Matthew Bonanno, who was appointed by the Board as Lead Independent Director on June 4, 2019. The Lead Independent Director has broad responsibility and authority, including to:

•preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•call meetings of independent directors;

•serve as the principal liaison between the Chairman and the independent directors;

•approve all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;

•retain outside advisors and consultants who report directly to the Board on Board-wide issues;

•on an annual basis, review his responsibility and authority and recommend to the Board for approval any modifications or changes; and

•perform such other duties as the Board may delegate from time to time.

The Board has determined that its current structure, with combined Chief Executive Officer and Chairman roles and a Lead Independent Director, is in the best interests of the Company and its stockholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

•the Chief Executive Officer has extensive knowledge of all aspects of the Company and its business and risks, its industry and its customers;

•the Chief Executive Officer is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board;

•the Board believes having the Chief Executive Officer serve in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges;

•a combined Chief Executive Officer and Chairman provides the Company with decisive and effective leadership with clearer accountability to the Company’s stockholders;

•the combined role is both counterbalanced and enhanced by the effective oversight and independence of the Board and the leadership provided by the Lead Independent Director and committee chairs;

•the Board believes that the appointment of a strong Lead  Independent Director and the use of regular executive sessions of the non-management directors, along with all directors being independent except for the Chief Executive Officer, allow it to maintain effective oversight of management; and

•in the Board’s view, splitting the Chief Executive Officer and Chairman roles could potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders.

Board Role in Risk Oversight

Risk is inherent in any business, and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the quarterly meetings of the Board, as well as certain committee meetings, in order to address any questions or concerns raised by directors on risk management and any other matters. Each quarter, or more frequently if the business requires, the Board receives presentations from senior management on business operations, financial results and strategic issues.

The committees also assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit & Risk Committee (the “Audit Committee”) assists in fulfilling the oversight responsibilities with respect to management of major risk exposures, including in the areas of financial reporting and internal controls. Risk assessment reports are regularly provided by management to the Audit Committee. The NCGC Committee assists in fulfilling oversight responsibilities with respect to the management of risks arising from our compensation policies and programs, the Board’s organization, membership and structure and corporate governance. The Operations Committee assists in fulfilling oversight responsibilities with respect to the strategy and execution of the Company’s business plans. All of the committees report back to the full Board as to the committees’ activities and matters discussed and reviewed at the committees’ meetings.

Independence of Directors

The Company adheres to the Nasdaq listing rules in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with such rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing rules define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. The Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining his or her independence, including the beneficial ownership of our Common Stock owned by each director.  Based upon information requested from and provided by each director concerning his background, employment, affiliations and common stock ownership, the Board has determined that each of Messrs. Belke, Bonanno, Gallo, Jun, Kripalani, Magid, Rosenfeld, Vrattos and Wells is independent under the Nasdaq listing rules.

Board Observer

Pursuant to that certain Purchaser Rights Agreement between the Company and certain funds managed by BlackRock Inc. (the “Purchasers”), dated September 28, 2018, the holders of a majority of the shares of the Series B Preferred Stock that are held by BlackRock Financial Management Inc., BlackRock Inc., a Purchaser or any of their respective affiliates (collectively, the “BlackRock Parties”) have the collective right to designate in writing a representative to attend all meetings of the Board and any committee thereof in a nonvoting observer capacity (the “BlackRock Observer”).  The BlackRock Observer will serve until such person is replaced by a subsequent representative designated in writing by the BlackRock Parties or until the BlackRock Parties, by notice to the Company, relinquish their collective right to designate a person to serve as the BlackRock Observer.

Director Nomination Process

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the NCGC Committee.  The NCGC Committee is responsible for reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company.  In identifying and screening director candidates, the NCGC Committee considers whether the candidates fulfill the criteria for directors approved by the Board.  Such criteria include integrity, objectivity, independence, sound judgment, leadership, courage, and diversity of experience.  While the NCGC Committee does not have a formal policy concerning the diversity of the Board, the NCGC Committee considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

The NCGC Committee values the input of stockholders in identifying director candidates.  Accordingly, the NCGC Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the NCGC Committee, directors and members of management.  Any such nominations should be submitted to the NCGC Committee by mail in care of the Company’s Corporate Secretary, at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 and be accompanied by information required by the Bylaws.  The written recommendation should be submitted within the time frame described in the Bylaws and under the caption “Stockholder Proposals” above.

Committees of the Board

Audit Committee

The Board has established the Audit Committee, which is currently comprised of Messrs. Rosenfeld, Kripalani and Wells with Mr. Wells as Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board. The Board has determined that each director currently serving on the Audit Committee qualifies as an independent director under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and Nasdaq with respect to audit committee membership.  The Board has also determined that each of Messrs. Rosenfeld and Wells qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act and possesses the requisite accounting or related financial management expertise as required under the Nasdaq listing standards. The Audit Committee met eight times in 2018.

The Audit Committee, under its charter, is responsible for, among other matters:

•reviewing and discussing with management and the independent registered public accounting firm the financial statements, notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q,  and recommending to the Board whether such financial statements should be included in the Company’s Annual Report on Form 10-K or Form 10-Q, as applicable;

•overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;

•discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•discussing with management and the independent registered public accounting firm any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;

•monitoring the independence of the independent registered public accounting firm;

•inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

•pre-approving all services to be performed by the Company’s independent registered public accounting firm, including the fees and material terms of the services to be performed;

•appointing or replacing the Company’s independent registered public accounting firm;

•determining the compensation of the Company’s independent registered public accounting firm;

•overseeing the work of the Company’s independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting; and

•establishing procedures for the receipt, retention and treatment of complaints receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters by or affecting the Company.

NCGC Committee

The Board has established the NCGC Committee, which is currently comprised of Messrs. Belke, Rosenfeld, Kripalani and Bonanno with Mr. Bonanno as Chairman of the NCGC Committee. The NCGC Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the NCGC Committee qualifies as an independent director under the Nasdaq listing rules.     The NCGC Committee met five times in 2018.

The NCGC Committee, under its charter, is responsible for, among other matters:

•retaining or obtaining advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the NCGC Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the NCGC Committee;

•overseeing the overall compensation philosophy and compensation programs for the Company, its chief executive officer, president and other executive officers;

•reviewing, approving, and recommending to the Board for approval any employment, compensation, benefit or severance agreement with any executive officer;

•evaluating, at least annually, the performance of the Company’s chief executive officer, president and other executive officers (including the chief executive officer’s and/or president’s evaluation of other executive officers) against corporate goals and objectives including annual performance objectives and, based on such evaluation, determining, approving, and recommending to the Board for approval the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the chief executive officer, president and other executive officers;

•reviewing on a periodic basis the Company’s management compensation programs and recommending to the Board for approval any appropriate modifications or new plans, programs or policies;

•reviewing, approving and recommending to the Board the adoption of any equity-based compensation plan for Company employees or consultants and any modification of any such plan;

•administering the Company’s equity-based compensation plans for Company employees and consultants;

•reviewing the form and amount of director compensation from time to time, and make recommendations thereon to the Board;

•identifying, screening and recommending to the Board director candidates for election or reelection consistent with criteria approved by the Board;

•assessing periodically the size and composition of the Board as a whole, and reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommend any changes to the Board for approval; and

•developing, reviewing and recommending to the Board, and recommending modifications to, the Corporate Governance Guidelines and other governance policies of the Company.

The NCGC Committee charter provides that it shall meet at least annually with the Chief Executive Officer, President, and any other officers the NCGC Committee deems appropriate to discuss and review the performance criteria and compensation elements applicable to the executive officers. In addition, the NCGC Committee may form and delegate to a subcommittee any of its responsibilities so long as such subcommittee is solely comprised of one or more members of the NCGC Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq.  In addition, the NCGC Committee may, by resolution approved by a majority of the NCGC Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the NCGC Committee shall approve, subject to the provisions of the NCGC Committee charter.

Furthermore, the NCGC Committee charter provides that it shall have the sole discretion to retain or obtain the advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the NCGC Committee and that it will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, prior to the engagement of any adviser to the NCGC Committee, the NCGC Committee will assess the independence of each such adviser, including those factors specified in the Nasdaq listing rules.

In June 2018, the Company selected and directly retained the services of Willis Towers Watson (“Towers Watson”) as a compensation consultant.  As part of its services, Towers Watson reviewed market data, advised Company management on selecting an appropriate peer group, suggested compensation for Company staff and provided market data on base salaries for executives.   Towers Watson did not provide any other services to the Company.

Operations Committee

The Board has established the Operations Committee, which is currently comprised of Messrs. Belke, Bonanno, Kripalani, and Schatzman. Other Board members have standing invitations to attend all meetings of the Operations Committee.  The Operations Committee is charged, under its written charter, to assist the Board and executive management in fulfilling its responsibilities to oversee the strategy and execution of the Company’s business plans.

Availability of Certain Committee Charters and Other Information

The charters for the Audit Committee, the NCGC Committee and the Operations Committee as well as the Company’s Corporate Governance Guidelines, Code of Conduct and Ethics (the “Code of Conduct”), Whistleblower Policy and Insider Trading Policy can be found, free of charge, on the Corporate Governance page under the “Investors” section of the Company’s website, www.next-decade.com. The Code of Conduct is applicable to all directors, officers and employees. The Company intends to disclose any changes to, or waivers from, the provisions of the Code of Conduct that would otherwise be required to be disclosed under Item 5.05 of a Form 8-K on the Company’s website. The Company will also provide printed copies of these materials to any stockholder or other interested person upon request to NextDecade Corporation, Attention: Krysta De Lima, General Counsel and Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into this Proxy Statement or any other filings the Company makes with the SEC.

Communications with the Board

Stockholders are invited to communicate to the Board or its committees by writing to NextDecade Corporation, Attention: Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 or by electronic mail at corporatesecretary@next-decade.com. In addition, interested parties may communicate with the non-management and independent directors of the Company as a group by writing to NextDecade Corporation, Attention: Audit & Risk Committee Chairperson, c/o Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

In addition, stockholders, or other interested persons, wishing to communicate with the Board for anonymous complaints about accounting, internal controls and auditing issues may call EthicsPoint Inc., the Company’s third-party help-line reporting system provider,  at 1‑844‑759‑0032 or submit an online report at www.next-decade.ethicspoint.com.

All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient, such as communications unrelated to the Company’s business, advertisements or frivolous communication.

EXECUTIVE OFFICERS

The names, ages as of June 4, 2019, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Matthew K. Schatzman	53	Chairman of the Board and Chief Executive Officer
Benjamin Atkins	48	Chief Financial Officer
Krysta De Lima	50	General Counsel and Corporate Secretary

Matthew K. Schatzman is the Company’s Chief Executive Officer.  Mr. Schatzman became Chief Executive Officer in February 2018 as contemplated by the terms of his employment agreement with the Company dated September 8, 2017, as amended by that Amendment No. 1 to Employment Agreement effective January 1, 2019 (as amended, the “Schatzman Employment Agreement”).  On June 4, 2019, Mr. Schatzman was appointed as Chairman of the Board.  From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President.     Please refer to the section titled “Proposal No. 1 – Election of Directors” for additional information with respect to Mr. Schatzman’s background and experience.

Benjamin Atkins, CFA, CPA, is the Company’s Chief Financial Officer and was appointed to such office in July 2017.  Mr. Atkins has served as Chief Financial Officer of NextDecade since November 2015.  Mr. Atkins is responsible for the Company’s capital strategy, project financing, financial reporting, controls, budgeting, information technology, investor relations, tax reporting/incentives and insurance. Before joining the Company, Mr. Atkins served as Senior Vice President at GE Capital, where he worked from November 2005 to October 2015, focusing on investment and portfolio management roles for thermal power and midstream equity investments. Mr. Atkins previously worked at McKinsey & Company and as a manager in State Street Corporation’s Securities Finance division. Mr. Atkins is a Chartered Financial Analyst and a licensed Certified Public Accountant in Connecticut and Texas. He was valedictorian of his class at the United States Naval Academy and served as a nuclear engineer in the United States Navy submarine fleet. He earned a Master of Arts degree in Philosophy, Politics, and Economics from Oxford University.

Krysta De Lima is the Company’s General Counsel and Corporate Secretary and was appointed to such offices in July 2017.  Ms. De Lima has served as General Counsel of NextDecade since July 2015. Ms. De Lima is responsible for all of the Company’s legal and contractual matters. From October 2013 to June 2015, Ms. De Lima worked in Bechtel’s Oil, Gas and Chemicals business unit where she advised on major global engineering, procurement and construction contracts and transactions. Previously, from September 2001 to December 2012, Ms. De Lima served first as lead counsel, then as VP Legal and then as Chief of Staff of the Trinidad Asset within BG Group plc (“BG Group”) where she advised on upstream, midstream and downstream projects and investments, including on the development, commissioning and oversight of BG Group’s investments in all four operating LNG trains at Atlantic LNG in Trinidad. Prior to BG Group, Ms. De Lima worked in private practice at Arthur Andersen. Ms. De Lima holds a Bachelor of Laws from Kings College London and a DESS in European Law and Maîtrise in French Law from the Université of Paris I, Panthéon-Sorbonne. Ms. De Lima is qualified to practice law in New York, France, England, the British Virgin Islands and Trinidad and Tobago.

2018 SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Company or its subsidiaries, in U.S. dollars, to the Company’s named executive officers.

Name	Year	Salary($)		Bonus(1) ($)	Stock Awards ($)		Total($)
Matthew K. Schatzman	2018	550,000		—	9,103,573	(3)	9,653,573
Chairman of the Board and Chief Executive Officer(2)	2017	158,654	(4)	—	—		158,654

Kathleen Eisbrenner	2018	617,500		376,160	—		993,660
Former Chairman and Chief Executive Officer(2)	2017	508,750		432,438	42,144,551	(5)	43,085,739

Benjamin Atkins	2018	299,750		154,000	—		453,750
Chief Financial Officer	2017	275,000		116,875	6,333,713	(6)	6,725,588

Krysta De Lima	2018	299,750		167,000	—		466,750
General Counsel and Corporate Secretary	2017	275,000		116,875	4,709,689	(7)	5,101,564

(1)Annual bonuses are paid in the first quarter following the applicable year of service.

(2)On January 23, 2018, the Board appointed Mr. Schatzman as the Chief Executive Officer of the Company, effective February 1, 2018.  Mrs. Eisbrenner, then Chairman of the Board, continued as the Chief Executive Officer of the Company until such date. On May 9, 2019, Mrs. Eisbrenner passed away.

(3)The amount noted reflects the grant date fair value, based on the closing price of the Common Stock on the date of grant of $8.16 per share, of (i) 14,692 shares of Common Stock granted to Mr. Schatzman on January 8, 2018 as his pro-rated portion of the 2017 annual bonus payable to him pursuant to the Schatzman Employment Agreement for the period September 18, 2017 through December 31, 2017 and (ii) 1,100,942 shares of restricted Common Stock granted to Mr. Schatzman on January 8, 2018 pursuant to the Schatzman Employment Agreement (the “2018 Schatzman Stock Award”). The amount does not reflect the value of 128,907 shares of Common Stock granted to Mr. Schatzman on January 29, 2019 as Mr. Schatzman’s 2018 annual bonus payable to him pursuant to the Schatzman Employment Agreement.  Of the 2018 Schatzman Stock Award, (i) 48,450 of such shares vested on the date of grant, (ii) 210,498 of such shares will vest in three equal installments on the first, second, and third anniversaries of September 18, 2018, and (iii) the remainder becomes vested based upon the achievement of certain milestones described below under Outstanding Equity Awards at Fiscal 2018 Year-End.   As further discussed in the footnotes to the Outstanding Equity Award at Fiscal 2018 Year-End table below, on May 24, 2019, 52,625 shares of such remainder vested.  The 2018 Schatzman Stock Award was granted under the 2017 Omnibus Incentive Plan (the “2017 Equity Plan”).

(4)Pursuant to the Schatzman Employment Agreement, Mr. Schatzman’s annual base salary for 2018 was $550,000.  The amount noted reflects the pro-rated portion of Mr. Schatzman’s annual base salary for the period September 18, 2017 through December 31, 2017.

(5)The amount noted reflects the grant date fair value, based on the closing price of the Common Stock on the date of grant, of $10.26 per share of each of (i) 2,072,369 2017 Additional Shares (as defined below) and (ii) 2,035,287 2017 Restricted Shares (as defined below) granted to Mrs. Eisbrenner on July 24, 2017.  “2017 Additional Shares” means shares of Common Stock issuable upon the Company’s achievement of certain milestones as described below under Outstanding Equity Awards at Fiscal 2018 Year-End, and “2017 Restricted Shares” means shares of Common Stock issuable in respect of unvested profits interests (“Management Incentive Units”) granted under the NextDecade Incentive Plan (the “NextDecade Incentive Plan”).  The NextDecade Incentive Plan was terminated on July 24, 2017.  2017 Restricted Shares are issuable upon the Company’s achievement of certain milestones based on the number of shares of Common Stock outstanding at such time, as described below under Outstanding Equity Awards at Fiscal 2018 Year-End.

(6)The amount noted reflects the grant date fair value, based on the closing price of the Common Stock on the date of grant, of $10.26 per share of each of (i) 101,892 2017 Additional Shares and (ii) 515,429 2017 Restricted Shares

granted to Mr. Atkins on July 24, 2017. As further discussed in the footnotes to the Outstanding Equity Award at Fiscal 2018 Year-End table below, on May 24, 2019, 27,937 shares of the 2017 Restricted Shares vested.

(7)The amount noted reflects the grant date fair value, based on the closing price of the Common Stock on the date of grant, of $10.26 per share of each of (i) 75,766 2017 Additional Shares and (ii) 383,268 2017 Restricted Shares granted to Ms. De Lima on July 24, 2017. As further discussed in the footnotes to the Outstanding Equity Award at Fiscal 2018 Year-End table below, 20,774 shares of the 2017 Restricted Shares vested.

Narrative Disclosure

Overview of Compensation for Matthew K. Schatzman, Chairman of the Board and Chief Executive Officer

Mr. Schatzman has served as Chief Executive Officer of the Company since February 1, 2018. On June 4, 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President.  The Schatzman Employment Agreement provides for a term through June 30, 2020 and will be automatically extended for additional one-year periods unless and until the Company or Mr. Schatzman gives to the other written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year.

Effective January 1, 2019, the Schatzman Employment Agreement was amended to reflect (i) an increase in his annual base salary to $617,000 from $550,000 and (ii) an increase in his target annual bonus to 100% from 90% of his base salary based upon the achievement of performance targets established by the Board from time to time.  Mr. Schatzman’s annual bonus for 2017 was pro-rated to reflect his actual time of employment with the Company.  The pro-rata bonus of $119,885 was paid solely in shares of Common Stock calculated by dividing such bonus amount by $8.16, the share price of the Common Stock on the date of issuance, pursuant to a restricted stock award agreement dated January 8, 2018 (the “Schatzman Award Agreement”). Mr. Schatzman’s annual bonus for 2018 of $495,000 was also paid solely in shares of Common Stock calculated by dividing such bonus amount by $3.84, the share price of Common Stock on the date of issuance.  The shares of Common Stock issued to Mr. Schatzman for his 2017 and 2018 bonuses were issued under the 2017 Equity Plan.

The Schatzman Employment Agreement entitled him to a grant of incentive stock of shares of Common Stock. Pursuant to the Schatzman Award Agreement, the Company granted Mr. Schatzman: (i) 48,450 shares of fully vested shares of Common Stock and (ii) 1,052,492 shares of Common Stock, subject to the terms of a restricted stock award agreement between the Company and Mr. Schatzman (the “Restricted Incentive Stock”).  As further discussed in the footnotes to the Outstanding Equity Award at Fiscal 2018 Year-End table below, on May 24, 2019, 52,625 shares of the Restricted Incentive Stock vested.

The Schatzman Employment Agreement also provides that if the Company at any time terminates Mr. Schatzman’s employment without Cause (as defined in the Schatzman Employment Agreement), or if Mr. Schatzman voluntarily terminates the agreement with Good Reason (as defined in the Schatzman Employment Agreement), Mr. Schatzman will be entitled to (i) a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months, (ii) a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary) and (iii) the full vesting of his unvested shares of Restricted Incentive Stock.

If the Company elects not to renew the Schatzman Employment Agreement by providing notice of non-renewal at least 180 days before the end of the then current term, Mr. Schatzman will be entitled to a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months and a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary). Mr. Schatzman’s prior grants of Restricted Incentive Stock, to the extent then vested, shall remain outstanding in accordance with their terms and any unvested Restricted Incentive Stock shall lapse and be forfeited.

Additionally, upon a Change in Control (as defined in the Schatzman Employment Agreement), any unvested portion of his Restricted Incentive Stock shall immediately vest.

The Schatzman Employment Agreement also provides that Mr. Schatzman is eligible for health insurance and disability insurance and other customary employee benefits. The Schatzman Employment Agreement also contains customary non-competition and non-solicitation covenants and covenants regarding the treatment of confidential information.

Overview of Compensation for Kathleen Eisbrenner, Former Chairman and Chief Executive Officer

Mrs. Eisbrenner served as the Chief Executive Officer of the Company from July 2017 until February 2018 and served as Chairman of the Board from July 2017 until her passing in May 2019. On May 20, 2015, NextDecade entered into an employment agreement with Mrs. Eisbrenner, which was amended pursuant to a letter agreement, dated April 17, 2017, among Mrs. Eisbrenner, NextDecade and certain funds managed by YCMGA (as amended, the “Eisbrenner Agreement”). The Eisbrenner Agreement provided for a term through June 30, 2019 and automatic renewals for additional one-year periods unless and until NextDecade or Mrs. Eisbrenner gave to the other party written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year. On November 30, 2018, the Company gave Mrs. Eisbrenner notice of its decision not to renew the Eisbrenner Agreement.

Under the Eisbrenner Agreement, Mrs. Eisbrenner’s annual base salary was $617,500 and Mrs. Eisbrenner was eligible for an annual bonus with a target of 100%, and a stretch of 160%, of her base salary based upon the achievement of performance targets established by the Board from time to time. The Eisbrenner Agreement provided for a minimum annual bonus payment of $308,750 and a one-time cash bonus of $1.0 million upon the achievement of a Final Investment Decision for a Qualified Project (each as defined in the Eisbrenner Agreement). Furthermore, under the Eisbrenner Agreement, Mrs. Eisbrenner was entitled to Management Incentive Units under the NextDecade Incentive Plan that represented actual (non-voting) equity interests in NextDecade.

On July 24, 2017, Mrs. Eisbrenner received (i) 8,685,633 shares of Company stock in exchange for her vested Management Incentive Units, (ii) 2,072,369 2017 Additional Shares and (iii) 2,035,287 2017 Restricted Shares. Upon Mrs. Eisbrenner’s death, all of Mrs. Eisbrenner’s 2017 Additional Shares and 2017 Restricted Shares were forfeited pursuant to the terms of the Eisbrenner Agreement.

The Eisbrenner Agreement provided that if the Company at any time terminated Mrs. Eisbrenner’s employment due to her death, then Mrs. Eisbrenner would be entitled to receive (i)  her annual bonus for the preceding fiscal year to the extent not yet paid and (ii) benefits expressly available upon termination of employment in accordance with the plans and programs of the Company applicable to Mrs. Eisbrenner on the termination date.  Moreover, the Eisbrenner Agreement provided that in the event that the Company appointed an individual other than Mrs. Eisbrenner to the position of Chief Executive Officer or to another officer position that reported directly to the Board and did not terminate Mrs. Eisbrenner’s employment for Cause (a “New Executive Event”), (i) Mrs. Eisbrenner would be paid (in addition to any other amounts due in accordance with the terms of the Eisbrenner Agreement) a special bonus equal to the sum of her then current base salary for a period of 18 months in a single, lump sum payment, (ii) the NCGC Committee and the Board would consider in good faith the acceleration of Mrs. Eisbrenner’s unvested equity to be effective as of her termination date and (iii) to the extent that any shares of Common Stock issued to Mrs. Eisbrenner were at such time subject to a lock-up agreement, the Company would release shares of Common Stock with an aggregate value of $25.0 million from any restriction on trading in the lock-up agreement that extends for more than six months. As discussed above, on January 23, 2018, the Board appointed Mr. Schatzman as the Chief Executive Officer of the Company, effective February 1, 2018.  Mrs. Eisbrenner, Chairman of the Board, continued as the Chief Executive Officer of the Company until such date. The appointment of Mr. Schatzman as Chief Executive Officer of the Company resulted in a New Executive Event under the Eisbrenner Agreement and, as a result, the Company released shares of Common Stock with an aggregate value of $25.0 million from any restriction on trading in the lock-up agreement between the Company and Mrs. Eisbrenner. In connection with Mrs. Eisbrenner’s death, the Company expects to pay Mrs. Eisbrenner a special bonus of $926,250, equal to 18 months of her then-current base salary, and $17,810, such amount equal to six weeks of paid vacation time, each in accordance with the Eisbrenner Agreement. Additionally, at such time all of Mrs. Eisbrenner’s 2017 Additional Shares and 2017 Restricted Shares were forfeited pursuant to the terms of the Eisbrenner Agreement

Overview of Compensation for Benjamin Atkins, Chief Financial Officer

Mr. Atkins currently serves as Chief Financial Officer of the Company. There is no employment agreement with Mr. Atkins and his employment is “at will.”

Mr. Atkins’s annual base salary for 2017 was $275,000.  Effective April 1, 2018, Mr. Atkins’s annual base salary was increased to $308,000.  Mr. Atkins is eligible for an annual bonus with a target of 50% of his annual base salary based upon the achievement of performance targets established by the Board from time to time and a minimum bonus payment of 25% of his base salary.

Mr. Atkins is eligible for health insurance and disability insurance and other customary employee benefits.

Overview of Compensation for Krysta De Lima, General Counsel and Corporate Secretary

Ms. De Lima currently serves as General Counsel and Corporate Secretary of the Company. There is no employment agreement with Ms. De Lima and her employment is “at will.”

Ms. De Lima’s annual base salary for 2017 was $275,000.  Effective April 1, 2018, Ms. De Lima’s annual base salary was increased to $308,000. Ms. De Lima is eligible for an annual bonus with a target of 50% of her annual base salary based upon the achievement of performance targets established by the Board from time to time.  There is no minimum threshold for any such bonus.

Ms. De Lima is eligible for health insurance and disability insurance and other customary employee benefits.

Termination and Change in Control

The employment agreements of Mr. Schatzman and Mrs. Eisbrenner provide for or provided for the payment of certain severance benefits upon termination. For additional information about the payment of certain severance benefits upon termination, including in connection with a change of control, please see the overview of compensation for the Company’s named executive officers and the footnotes to the Outstanding Equity Awards Table.

Pension/Retirement Benefits

The Company does not provide a qualified defined benefit pension plan or any non-qualified supplemental executive retirement benefits to any of its executive officers or directors. However, eligible executive officers and directors participate in a defined contribution retirement plan (the “401(k) Plan”) which allows them to contribute up to 100% of their compensation up to the maximum permitted by the Internal Revenue Code. The Company does not make matching contributions. The 401(k) Plan is sponsored and maintained by the Company.

Additional Benefit Programs

Certain officers and directors are entitled to the following benefits: parking, health insurance, life insurance and accidental death and dismemberment.

OUTSTANDING EQUITY AWARDS AT FISCAL 2018 YEAR-END

The following table provides information concerning outstanding equity awards as of December 31, 2018 granted to the to the Company’s named executive officers.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthew K. Schatzman	210,498	(2)	1,136,689	841,994	(3)	4,546,768

Kathleen Eisbrenner	—		—	1,843,267	(4)	9,953,642
				518,092	(5)	2,797,698

Benjamin Atkins	—		—	466,801	(6)	2,520,725
				25,473	(7)	137,554

Krysta De Lima	—		—	347,108	(8)	1,874,383
				18,942	(9)	102,284

(1)The market value of the unvested stock awards is based on the closing price of Common Stock on December 31, 2018 ($5.40).

(2)Reflects the unvested portion of a restricted stock award that vests in three equal installments on the first, second and third anniversaries of September 18, 2018. See narrative discussion above regarding treatment of the award upon termination of employment.

(3)Reflects the unvested portion of the 2018 Schatzman Stock Award that vests as follows: (i) 52,625 shares vest upon the execution by the Company of a final agreement with an engineering, procurement and construction contractor for a LNG facility (the “LNG Facility Milestone”), (ii) 210,498 shares vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons of LNG per annum (the “LNG SPA Milestone”) and (iii) 578,871 shares vest upon the affirmative vote of the Board to make a final investment decision on the Company’s Rio Grande LNG project (the “FID Milestone”). On May 24, 2019, the Company achieved the LNG Facility Milestone and, therefore, 52,625 shares of the 2018 Schatzman Stock Award vested. Unvested portions of the 2018 Schatzman Stock Award fully vest upon a Change of Control (as defined in the applicable award agreement), subject to Mr. Schatzman’s employment through such date. See narrative discussion above regarding treatment of the Schatzman Stock Award upon termination of employment.

(4)Reflects the unvested portion of the 2017 Restricted Shares granted to Mrs. Eisbrenner that would vest upon the Company’s achievement of certain milestones; however, upon Mrs. Eisbrenner’s passing in May 2019, such unvested portion was forfeited in accordance with the terms of the Eisbrenner Agreement.

(5)Reflects the unvested portion of the 2017 Additional Shares granted to Mrs. Eisbrenner that would vest in the event that the FID Milestone is achieved by June 30, 2019; however, upon Mrs. Eisbrenner’s passing in May 2019, such unvested portion was forfeited in accordance with the Eisbrenner Agreement. During 2018, an aggregate of 1,554,277 of Mrs. Eisbrenner’s 2017 Additional Shares that were issuable upon the achievement of the LNG Facility Milestone, the LNG SPA Milestone and the Company’s receiving a Final Environmental Impact Statement from the FERC were forfeited due to such milestones not being timely achieved.

(6)Reflects the unvested portion of an award of 2017 Restricted Shares granted to Mr. Atkins that vest as follows: (i) up to 28,312 shares vest upon the LNG Facility Milestone, (ii) up to 113,070 shares vest upon the LNG SPA Milestone and (iii) up to 325,419 shares vest upon the FID Milestone.   On May 24, 2019, the Company achieved the LNG Facility Milestone. Accordingly, on such date, 27,937 shares of the 2017 Restricted Shares, which represent the number of shares issued upon the achievement of the LNG Facility Milestone based on the number of shares of Common Stock outstanding on such date, vested.

(7)Reflects the unvested portion of the 2017 Additional Shares granted to Mr. Atkins that vests in the event that the FID Milestone is achieved by June 30, 2019. During 2018, an aggregate of 76,419 of Mr. Atkins’s 2017 Additional Shares that were issuable upon the achievement of the LNG Facility Milestone, the LNG SPA Milestone and the Company’s receiving a Final Environmental Impact Statement from the FERC were forfeited due to such milestone not being timely achieved.

(8)Reflects the unvested portion of award of 2017 Restricted Shares granted to Ms. De Lima that vest as follows: (i) up to 21,052 shares vest upon the LNG Facility Milestone, (ii) up to 84,078 shares vest upon the LNG SPA Milestone and (iii) up to 241,978 shares vest upon the FID Milestone.  On May 24, 2019, the Company achieved the LNG Facility Milestone. Accordingly, on such date, 20,774 shares of the 2017 Restricted Shares, which represent the number of shares issued upon the achievement of the LNG Facility Milestone based on the number of shares of Common Stock outstanding on such date, vested.

(9)Reflects the unvested portion of the 2017 Additional Shares granted to Ms. De Lima that vests in the event that the FID Milestone is achieved by June 30, 2019. During 2018, an aggregate of 56,825 of Ms. De Lima’s 2017 Additional Shares that were issuable upon the achievement of the LNG Facility Milestone, the LNG SPA Milestone and the Company’s receiving a Final Environmental Impact Statement from the FERC were forfeited due to such milestone not being timely achieved.

2017 Equity Plan

On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan and the 2017 Equity Plan became effective by its terms on such date. The purpose of the 2017 Equity Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. Persons eligible to receive awards under the 2017 Equity Plan include the Company’s employees, non-employee members of the Board, consultants or other personal service providers of the Company or any of its subsidiaries. The 2017 Equity Plan authorizes the issuance of up to 5,262,461 shares of Common Stock, subject to certain adjustments under the 2017 Equity Plan.  2,944,140 awards were granted under the 2017 Equity Plan for fiscal year 2018.

Equity Compensation Plan Information

The following provides certain aggregate information with respect to the Company’s equity compensation plans in effect as of December 31, 2018.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders	—		—		2,467,213
Equity Compensation Plans Not Approved by Security Holders	4,477,585	(1)	—	(2)	—
Total	4,477,585		—		2,467,213

(1)Consists of 3,806,227 2017 Restricted Shares and 671,358 2017 Additional Shares, which may become vested based upon the achievement of certain milestones, as described under Outstanding Equity Awards at Fiscal 2018 Year-End.  On May 24, 2019, the Company achieved the LNG Facility Milestone. Accordingly, on such date, 27,937 and 20,774 shares of the 2017 Restricted Shares granted to Mr. Atkins and Ms. De Lima, respectively, vested.  Such vested amounts represented the number of shares issued to Mr. Atkins and Ms. De Lima upon the achievement of the LNG Facility Milestone based on the number of shares of Common Stock outstanding on such date.

(2)The weighted average exercise price does not take into account 2017 Restricted Shares or 2017 Additional Shares. These awards are described under Outstanding Equity Awards at Fiscal 2018 Year-End, which description is incorporated herein by reference.

2018 DIRECTOR COMPENSATION

The Board determined that non-employee members of the Board who were not appointed to the Board pursuant to any agreement or arrangement with the Company shall receive annual retention fee of $75,000, which is paid in cash and in monthly installments.  The table below summarizes the compensation paid by the Company to such a member of the Board during fiscal year 2018.

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)		Total ($)
L. Spencer Wells(1)	115,000	196,534	(2)	311,534

(1)Mr. Wells, as Chairman of the Audit Committee, receives no compensation for his service as Chairman of the Audit Committee.  However, Mr. Wells is entitled to receive $5,000 per month for any ad hoc committee on which the Board appoints him to serve (the “Ad Hoc Committee Fee”).  During fiscal year 2018, Mr. Wells received $40,000 in Ad Hoc Committee Fees, paid in cash and in monthly installments, for his services on special committees of the Board.

(2)Mr. Wells was granted 24,085 shares of Common Stock on January 8, 2018 in connection with his appointment to the Board.  The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $8.16 per share.

PROPOSAL NO. 2 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS OF SERIES A PREFERRED STOCK

The Board recommends the approval of Proposal 2, which relates to amendments to the Series A Certificate of Designations. The proposed amendments will, among other things, clarify the voting rights of the Series A Preferred Stock.

The form of Certificate of Amendment to the Series A Certificate of Designations relating to this Proposal 2 is attached to this Proxy Statement as Appendix A.

Summary of Certain Terms of Series A Preferred Stock

As of the date of this Proxy Statement, 54,854 shares of Series A Preferred Stock were issued and outstanding.

A summary of certain rights, powers, preferences and privileges of the Series A Preferred Stock is provided below, but is qualified in its entirety by reference to the full text of the Series A Certificate of Designations.

Ranking: The Series A Preferred Stock ranks senior in preference and priority to the Common Stock upon liquidation and with respect to the payment of dividends and ranks pari passu with the Series B Preferred Stock.

Dividends: The holders of Series A Preferred Stock are entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 12% and are payable quarterly in cash or in-kind. The holders of Series A Preferred Stock are also entitled to participate in dividends (payable in cash, securities or otherwise) made on shares of Common Stock.

Liquidation Preference: Upon any voluntary or involuntary liquidation, dissolution, winding up of the Company or a change of control (such an event, a “Liquidation”), the holders of Series A Preferred Stock are entitled to be paid out of any proceeds an amount per share equal to the greater of (i) (a) $1,000 per share of Series A Preferred Stock plus (b) any accrued but unpaid dividends on such share of Series A Preferred Stock as of immediately prior to Liquidation, and (ii) such amounts as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock (without regard to any of the limitations on convertibility contained in the Series A Certificate of Designations and plus any payment in respect of any fractional interest pursuant to the Series A Certificate of Designations) immediately prior to Liquidation, and prior to payment of any amounts on Common Stock.

Conversion:  The Company has the option to convert all, but not less than all, of the Series A Preferred Stock into shares of Common Stock at a conversion price of $7.50 per share of Common Stock (the “Series A Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Series A Conversion Price, subject to certain terms and conditions.  Furthermore, the Company must convert all of the Series A Preferred Stock into shares of Common Stock at the Series A Conversion Price on the earlier of (i) the tenth (10th) business day following (a) the issuance of the notice to proceed in accordance with the engineering, procurement and construction contract for the Company’s LNG terminal facility at the Port of Brownsville in southern Texas (the “Terminal”) with all conditions precedent thereunder for the issuance of such notice to proceed having been satisfied and (b) the procurement of all necessary debt or equity financing arrangements to engineer, procure and construct the Terminal under said agreement, with all conditions precedent thereunder for initial draw of funds having been satisfied ((a) and (b) collectively, an “FID Event”), and (ii) the date that is the tenth (10th) anniversary of the date of effectiveness of the filing of the the Series A Certificate of Designations with the Secretary of State of the State of Delaware.

Voting Rights: Holders of Series A Preferred Stock are entitled to vote with the holders of the Common Stock on an as-converted basis. In addition, so long as at least 50% of the originally issued Series A Preferred Stock remains outstanding, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, is required for the Company to take certain actions, including, among others, (i) authorizing, creating or approving the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, senior to, or otherwise pari passu with, the Series A Preferred Stock or (ii) actions adversely affecting the rights, preferences or privileges of the Series A Preferred Stock, subject to certain exceptions. In addition, so long as any shares of Series A Preferred Stock are outstanding, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, is required for the Company to take certain actions, including, among others, (i) amending, altering or repealing any of the provisions of the Certificate of Incorporation in a manner that would adversely affect the powers, designations, preferences or rights of the Series A Preferred Stock or (ii) amending, altering or repealing any of the provisions of the Series A Certificate of Designations.

Purpose and Effect of Approving the Amendments to the Series A Certificate of Designations under Proposal 2

The proposed amendments revise the Series A Certificate of Designations to clarify that, with respect to any vote in which holders of Series A Preferred Stock are entitled to vote together with holders of outstanding shares of Common Stock as a single class, each share of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible pursuant to the Series A Certificate of Designations. With respect to any vote in which holders of Series A Preferred Stock are entitled to vote as a separate class, such holders will be entitled to one vote per share of Series A Preferred Stock, such that the approval of any such matters will be determined by the holders of a majority of outstanding shares of Series A Preferred Stock. These amendments to the voting rights section of the Series A Certificate of Designations are intended to conform to the intent of the Company and the holders of Series A Preferred Stock and to otherwise cause such section to comply with the voting rights policy of the Nasdaq Stock Market.

The proposed amendment also clarifies certain references in the Series A Certificate of Designations that are intended to be to the Series A Liquidation Preference.

Board Discretion

If Proposal 2 is approved, the Company intends to file a Certificate of Amendment to the Series A Certificate of Designations with the Office of the Secretary of State of the State of Delaware. Such certificate will become effective upon filing. The Board reserves the right, notwithstanding stockholder approval of Proposal 2 and without further action by the Company’s stockholders, to elect not to proceed with filing the amendment to the Series A Certificate of Designations if, at any time prior to filing such amendment, the Board, in its sole discretion, determines that it is no longer advisable and in the best interests of the Company and its stockholders.

Vote Required for Proposal 2

The affirmative votes of (i) a majority of the outstanding voting power of the Voting Shares, voting as a single class, and (ii) a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, are required to approve Proposal 2.

The Board unanimously recommends that the stockholders vote “FOR” approval of Proposal 2.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES B PREFERRED STOCK

The Board recommends the approval of Proposal 2, which relates to amendments to the Series B Certificate of Designations. The proposed amendments will, among other things, clarify the voting rights of the Series B Preferred Stock.

The form of Certificate of Amendment to the Series B Certificate of Designations relating to this Proposal 3 is attached to this Proxy Statement as Appendix B.

Summary of Certain Terms of Series B Preferred Stock

As of the date of this Proxy Statement, 52,818 shares of Series B Preferred Stock were issued and outstanding.

A summary of certain rights, powers, preferences and privileges of the Series B Preferred Stock is provided below, but is qualified in its entirety by reference to the full text of the Series B Certificate of Designations.

Ranking: The Series B Preferred Stock ranks senior in preference and priority to the Common Stock upon liquidation and with respect to the payment of dividends and ranks pari passu with the Series A Preferred Stock.

Dividends: The holders of Series B Preferred Stock are entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 12% and are payable quarterly in cash or in-kind. The holders of Series B Preferred Stock are also entitled to participate in dividends (payable in cash, securities or otherwise) made on shares of Common Stock.

Liquidation Preference: Upon any Liquidation, the holders of Series B Preferred Stock are entitled to be paid out of any proceeds an amount per share equal to the greater of (i) (a) $1,000 per share of Series B Preferred Stock plus (b) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to Liquidation, and (ii) such amounts as would have been payable had all shares of Series B Preferred Stock been converted into Common Stock (without regard to any of the limitations on convertibility contained in the Series B Certificate of Designations and plus any payment in respect of any fractional interest pursuant to the Series B Certificate of Designations) immediately prior to Liquidation, and prior to payment of any amounts on Common Stock.

Conversion:  The Company has the option to convert all, but not less than all, of the Series B Preferred Stock into shares of Common Stock at a conversion price of $7.50 per share of Common Stock (the “Series B Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Series B Conversion Price, subject to certain terms and conditions.  Furthermore, the Company must convert all of the Series B Preferred Stock into shares of Common Stock at the Series B Conversion Price on the earlier of (i) the tenth (10th) business day following an FID Event, and (ii) the date that is the tenth (10th) anniversary of the date of the Series B Certificate of Designations.

Voting Rights: Holders of Series B Preferred Stock are entitled to vote with the holders of the Common Stock on an as-converted basis. In addition, so long as at least 50% of the originally issued Series B Preferred Stock remains outstanding, the consent of the holders of at least a majority of the Series B Preferred Stock then outstanding, voting together as a single class, is required for the Company to take certain actions, including, among others, (i) authorizing, creating or approving the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, senior to, or otherwise pari passu with, the Series B Preferred Stock or (ii) actions adversely affecting the rights, preferences or privileges of the Series B Preferred Stock, subject to certain exceptions. In addition, so long as any shares of Series B Preferred Stock are outstanding, the consent of the holders of at least a majority of the Series B Preferred Stock then outstanding, voting together as a single class, is required for the Company to take certain actions, including, among others, (i) amending, altering or repealing any of the provisions of the Certificate of Incorporation in a manner that would adversely affect the powers, designations, preferences or rights of the Series B Preferred Stock or (ii) amending, altering or repealing any of the provisions of the Series B Certificate of Designations.

Purpose and Effect of Approving the Amendments to the Series B Certificate of Designations under Proposal 3

The proposed amendments revise the Series B Certificate of Designations to clarify that, with respect to any vote in which holders of Series B Preferred Stock are entitled to vote together with holders of outstanding shares of Common Stock as a single class, each share of Series B Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible pursuant to the Series B Certificate of Designations. With respect to any vote in which holders of Series B Preferred Stock are entitled to vote as a separate class, such holders will be entitled to one vote per share of Series B Preferred Stock, such that the approval of any such matters will be determined by the holders of a majority of outstanding shares of Series B Preferred Stock. These amendments to the voting rights section of the Series B Certificate of Designations are intended to conform to the intent of the Company and the holders of Series B Preferred Stock and to otherwise cause such section to comply with the voting rights policy of the Nasdaq Stock Market.

The proposed amendment also clarifies certain references in the Series B Certificate of Designations that are intended to be to the Series B Liquidation Preference.

Board Discretion

If Proposal 3 is approved, the Company intends to file a Certificate of Amendment to the Series B Certificate of Designations with the Office of the Secretary of State of the State of Delaware. Such certificate will become effective upon filing. The Board reserves the right, notwithstanding stockholder approval of Proposal 3 and without further action by the Company’s stockholders, to elect not to proceed with filing the amendment to the Series B Certificate of Designations if, at any time prior to filing such amendment, the Board, in its sole discretion, determines that it is no longer advisable and in the best interests of the Company and its stockholders.

Vote Required for Proposal 3

The affirmative votes of (i) a majority of the outstanding voting power of the Voting Shares, voting as a single class, and (ii) a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class, are required to approve Proposal 3.

The Board unanimously recommends that the stockholders vote “FOR” approval of Proposal 3.

PROPOSAL NO. 4 – SELECTION AND RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND AUDITORS

The Audit Committee and the Board seek stockholder ratification of the reappointment of Grant Thornton LLP (“Grant Thornton”) to act as the independent registered public accountants and auditors of our consolidated financial statements for the 2019 fiscal year. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will reconsider this appointment. Representatives of Grant Thornton are expected to be present at the Annual Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at a meeting at which a quorum is present and entitled to vote at the meeting is required to ratify the selection of the independent auditors.

The Board unanimously recommends that the stockholders vote “FOR” the ratification of the reappointment of Grant Thornton as the Company’s independent registered public accountants and auditors for fiscal year 2019.

Dismissal of Marcum LLP

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2018 (the “Auditor Form 8-K”), Marcum LLP (“Marcum”), an independent registered public accounting firm, served as the Company’s independent auditors until August 24, 2018, when the Audit Committee dismissed Marcum in connection with the appointment of Grant Thornton.

Marcum’s audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2017 and 2016 and the subsequent interim period through August 24, 2018,  there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements nor (ii) any reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures contained in the Auditor Form 8-K and requested in writing that Marcum furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements made therein. Marcum provided a letter, dated August 29, 2018, which letter is attached to the Auditor Form 8-K as Exhibit 16.1.

Independent Auditors and Fees

Grant Thornton was the Company’s independent registered public accounting firm for the year ended December 31, 2018 and Marcum was the Company’s independent registered public accounting firm for the year ended December 31, 2017.

The following table presents (i) fees for professional audit services rendered by (a) Grant Thornton for the audit of the Company’s annual financial statements for the year ended December 31, 2018 and (b) Marcum for the audit of the

Company’s annual financial statements for the year ended December 31, 2017 and (ii) fees billed for other services rendered by Grant Thornton and Marcum:

	Year Ended December 31,
	2018	2017
Audit fees(1)	$175,037	$201,851
Tax fees(2)	—	7,168
Total	$175,037	$209,019

(1)Audit fees: Consist of fees billed for professional services rendered for audits of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

(2)Tax fees: Consist of fees billed for professional services rendered for tax preparation, tax compliance, tax advice or tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the independent auditors. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Requests for approval are generally submitted at a meeting of the Audit Committee. The Audit Committee may delegate pre-approval authority to a committee member, provided that any decisions made by such member shall be presented to the full committee at its next scheduled meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of May 28, 2019:

•each person who is known to us to be the beneficial owner of more than 5% of our voting securities;

•each of our directors; and

•each of our named executive officers and all of executive officers and directors as a group.

Such table is based on information supplied by officers, directors, principal stockholders and the Company’s transfer agent, and information contained in Schedules 13D and 13G filed with the SEC.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

				Owned(**)			Owned(**)
	Shares of Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)	Shares of Series A Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series A Convertible Preferred Stock Beneficially Owned(%)	Shares of Series B Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series B Convertible Preferred Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Matthew K. Schatzman	1,171,864	(1)	1.1%	—		—%	—		—%
Benjamin Atkins	120,560		* %	—		—%	—		—%
Krysta De Lima	89,647		* %	—		—%	—		—%
Avinash Kripalani	—		—%	—		—%	—		—%
William Vrattos	—		—%	—		—%	—		—%
David Magid	—		—%	—		—%	—		—%
Matthew Bonanno	—		—%	—		—%	—		—%
Brian Belke	—		—%	—		—%	—		—%
David Gallo	—		—%	—		—%	—		—%
L. Spencer Wells	24,085		* %	—		—%	—		—%
Eric S. Rosenfeld	1,624,851	(2)	1.5%	—		—%	—		—%
Taewon Jun	—		—%
All directors and executive officers as a group (12 persons)	3,031,007		2.8%	—		—%	—		—%
5% Stockholders:
Estate of Kathleen Eisbrenner	8,714,132	(3)	7.9%	—		—%	—		—%
YCMGA Entities	57,873,196	(4)	52.6%	10,944	(5)	20.0%	5,100	(6)	9.7%
Valinor Entities	19,551,334	(7)	17.8%	3,749	(8)	6.8%	5,100	(9)	9.7%
Bardin Hill Entities	9,557,346	(10)	8.7%	1,809	(11)	3.3%	3,366	(12)	6.4%
HGC NEXT INV LLC	—		—%	38,352	(13)	69.9%	7,797	(14)	14.8%
BlackRock, Inc.	—		—%	—		—%	31,455	(15)	59.6%

*      Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.

**    “Beneficial ownership” is a term broadly defined by the SEC in Rule 13d‑3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares of Common Stock not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of May 28, 2019 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Since the Series A Preferred Stock, the Series B Preferred Stock, the warrants issued together with the Series A Preferred Stock (the “Series A Warrants”) and the warrants issued together with the Series B Preferred Stock (the “Series B Warrants”) are not convertible into, or exercisable for, Common Stock within 60 days of May 28, 2019, shares of Common Stock issuable upon such conversion or exercise are not reflected as beneficially owned by the respective principal stockholders in the table above.

(1)Includes 210,498 shares of restricted stock subject to time-based vesting requirements and 789,369 shares of restricted stock subject to performance-based vesting requirements, in each case issued under the 2017 Equity Plan.

(2)Includes 90,744 shares of Common Stock held by the Rosenfeld Children’s Successor Trust of which Mr. Rosenfeld is trustee. Also includes 96,232 shares of Common Stock issuable upon exercise of warrants.

(3)Includes 28,499 shares of Common Stock beneficially owned by Mrs. Eisbrenner’s husband. The address of the Estate of Mrs. Eisbrenner is 214 N. Tranquil Path, The Woodlands, TX 77380.

(4)Consists of 12,628,348 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,522,723 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 13,567,803 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 11,751,923 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 9,240,977 shares of Common Stock held by York Capital Management, L.P.; and 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P. (together with York Tactical Energy Fund, L.P. (“York Tactical”) and York Tactical Energy Fund PIV-AN, L.P. (“York Tactical PIV”) , the “YCMGA Entities”).  YCMGA is the senior managing member of the general partner of each of the YCMGA Entities.  James G. Dinan is the chairman of, and controls, YCMGA. Each of YCMGA and James G. Dinan has voting and investment power with respect to the securities owned by each of the YCMGA Entities and may be deemed to be beneficial owners thereof. Each of YCMGA and James G. Dinan disclaims beneficial ownership of the reported securities except to the extent of their pecuniary interests therein. The business address of the YCMGA Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(5)Consists of 2,781 shares of Series A Preferred Stock held by York Credit Opportunities Investments Master Fund, L.P.; 556 shares of Series A Preferred Stock held by York European Distressed Credit Fund II, L.P.; 2,987 shares of Series A Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 2,586 shares of Series A Preferred Stock held by York Credit Opportunities Fund, L.P.; and 2,034 shares of Series A Preferred Stock held by York Capital Management, L.P.  None of such shares are convertible into shares of Common Stock within 60 days of May 28, 2019.

(6)Consists of 1,700 shares of Series B Preferred Stock held by York Tactical and 3,400 shares of Series B Preferred Stock held by York Tactical PIV (together with York Tactical, the “York Tactical Energy Funds”).  None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(7)Consists of 10,904,733 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P.; 4,813,971 shares of Common Stock held by VND Partners, L.P.; and 3,832,630 shares of Common Stock held by Valinor Capital Partners, L.P. (collectively, the “Valinor Entities”).  Valinor serves as investment manager to each of the Valinor Entities. David Gallo is the Founder, Managing Partner, and Portfolio Manager of Valinor and is the managing member of Valinor Associates, LLC (“Valinor Associates”), which serves as general partner to Valinor Capital Partners, L.P., Valinor Capital Partners Offshore Master Fund, L.P. and VND Partners, L.P. Each of Valinor Management, Valinor Associates and David Gallo may be deemed to beneficially own the securities held by such fund and each of Valinor Management, Valinor Associates and David Gallo disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022.

(8)Consists of 2,774 shares of Series A Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 975 shares of Series A Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(9)Consists of 3,774 shares of Series B Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,326 shares of Series B Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(10)Consists of 329,411 shares of Common Stock held by Bardin Hill Event-Driven Master Fund LP; 4,090,195 shares of Common Stock held by HCN L.P.; 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP; 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC; and 647,713 shares of Common Stock held by First Series of HDML Fund I LLC (collectively, the “Bardin Hill

Entities”). Beneficial ownership includes 107,500 shares of Common Stock issuable upon exercise of warrants held by Bardin Hill Event-Driven Master Fund LP. Bardin Hill serves as the investment manager to each of the Bardin Hill Entities. Investment decisions of Bardin Hill are made by one or more of its portfolio managers, including Jason Dillow, Kevah Konner, John Greene and Pratik Desai, each of whom has individual decision-making authority.  Jason Dillow is the Chief Executive Officer and Chief Investment Officer of Bardin Hill. Each of Bardin Hill, HCN GP LLC (in the case of HCN LP), Bardin Hill Fund GP LLC (in the case of Bardin Hill Event-Driven Master Fund LP, First Series of HDML Fund I LLC and Halcyon Mount Bonnell Fund LP), Jason Dillow, Kevah Konner, John Greene and Pratik Desai may be deemed to beneficially own the securities held by such Bardin Hill Entity and each of Bardin Hill, HCN GP LLC, Bardin Hill Fund GP LLC, Jason Dillow, Kevah Konner, John Greene and Pratik Desai disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Bardin Hill Entities is 477 Madison Avenue, 8th Floor, New York, NY 10022.

(11)Consists of 517 shares of Series A Preferred Stock held by First Series of HDML Fund I LLC; 167 shares of Series A Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,125 shares of Series A Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(12)Consists of 2,040 shares of Series B Preferred Stock held by First Series of HDML Fund I LLC; 184 shares of Series B Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,142 shares of Series B Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(13)HGC is a Delaware limited liability company.  Haeyoung Lee is the sole Manager and the President of HGC and may be deemed to have voting and investment power over the shares held by HGC.  HGC’s address is 300 Frank W. Burr Blvd., Suite 52, Teaneck, New Jersey 07666.

(14)None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

(15)The registered holders of the referenced shares to be registered are the following funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc.:  ABR PE Investments II, LP, BOPA1, L.P., Coastline Fund, L.P., Fair Lane Investment Partners, L.P., Multi-Alternative Opportunities Fund (A), L.P., Multi-Alternative Opportunities Fund (B), L.P., Investment Partners V (A), LLC and SUNROCK DISCRETIONARY CO-INVESTMENT FUND II, LLC.  BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities.  On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the reported securities.  Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of the reported securities held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, New York 10055. Shares listed in the table as beneficially owned may not incorporate all shares deemed to be beneficially held by BlackRock, Inc.  None of such shares are convertible into shares of Common Stock by the holder within 60 days of May 28, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Company directors, officers and persons owning more than ten percent (10%) of Company equity securities to file reports of ownership and changes of ownership with the SEC. To the Company’s knowledge and based solely on the Company’s review of the Forms 3 and 4 and any amendments thereto and certain written representations from certain reporting persons that no other reports were required, the Company believes that directors, officers and stockholders owning more than ten percent (10%) of Company equity securities complied with their Section 16(a) filing requirements applicable to them on a timely basis during the fiscal year ended December 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board adopted a written Related Person Transaction Policy on October 10, 2017, which addresses the reporting, review and approval or ratification of transactions with related persons.  Although related person transactions can involve potential or actual conflicts of interest, the Company recognizes that such transactions may occur in the normal course of business or provide an opportunity that is in the best interests of the Company. The Related Person Transaction Policy is not designed to prohibit related person transactions; rather, it is to provide for timely internal review of prospective transactions, approval or ratification of transactions and appropriate oversight and public disclosure of transactions.

Pursuant to the Related Person Transaction Policy, any transaction or arrangement or series of transactions or arrangements between the Company, any subsidiary of the Company or any other company controlled by the Company participates, whether or not the Company is a party, and a “related person” in which such person will have a material direct or indirect interest must be submitted to the independent directors of the Board for review, approval or ratification.  A “related person” means any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons.

The independent directors of the Board will consider all relevant factors when determining whether to approve or ratify a related person transaction, including whether such transaction is in, or not inconsistent with, the best interests of the Company, and whether such transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons and whether such transaction. Specific types of transactions are excluded from the Related Person Transaction Policy, such as, for example, transactions in which the related person’s interest arises solely from his or her service as a director of, or direct or indirect ownership of less than a ten percent (10%) equity interest in, another entity that is a party to the transaction.

In addition to the Related Person Transaction Policy, the Code of Conduct requires that conflicts of interests involving persons other than directors, director nominees and executive officers must be approved by the Operations Committee.

The following is a discussion of transactions between the Company and its executive officers, directors and stockholders owning five percent (5%) or more of the Common Stock.

Series A Convertible Preferred Stock Purchase Agreements

In August 2018, the Company entered into a Series A Convertible Preferred Stock Purchase Agreement (the “Series A Preferred Stock Purchase Agreements”) with each of (i) YCMGA, severally on behalf of certain funds or accounts managed by it or its affiliates (the “YCMGA Purchasers”), (ii) Valinor, severally on behalf of certain funds or accounts for which it is investment manager (the “Valinor Purchasers”), (iii) Bardin Hill, severally on behalf of certain funds or accounts managed by it or its affiliates (the “Bardin Hill Purchasers” and together with the YCMGA Purchasers and the Valinor Purchasers, the “Fund Purchasers”) and (iv) HGC NEXT INV LLC (“HGC” and, together with the Fund Purchasers, the “Series A Preferred Stock Purchasers”), pursuant to which the Company sold an aggregate of 50,000 shares of Series A Preferred Stock at $1,000.00 per share for an aggregate purchase price of $50 million, issued the Series A Warrants and issued an additional 1,000 shares of Series A Preferred Stock in aggregate as origination fees to the Series A Preferred Stock Purchasers (the “Series A Preferred Stock Offerings”).

In connection with the issuance of Series A Preferred Stock and pursuant to backstop commitment agreements with the Fund Purchasers dated April 11, 2018, as subsequently amended on August 3, 2018 (as amended, the “Backstop Agreements”), we also issued a total of 413,658 shares of Common Stock as fees to the Fund Purchasers. Each Fund Purchaser is a Company stockholder and, pursuant to the Merger Agreement, three individuals, two individuals, and one individual from YCMGA, Valinor and Bardin Hill, respectively, were appointed to the Board.

Series A Warrant Agreements

In August 2018, the Company delivered a warrant agreement to each of the Series A Preferred Stock Purchasers governing the Series A Warrants issued to such Series A Preferred Stock Purchaser. Under such warrant agreements, the Series A Warrants issued to the Series A Preferred Stock Purchasers represent the right to acquire approximately 71 basis points (0.71%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series A Warrants have a fixed three-year term commencing on the respective closings of the issuances of the Series A Preferred Stock.  The Series A Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series A Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the $7.50.

Series A Registration Rights Agreements

In connection with the Series A Preferred Stock Offerings, the Company and the Series A Preferred Stock Purchasers entered into registration rights agreements, certain of which were subsequently amended on December 7, 2018 (as amended, the “Registration Rights Agreements”).  Pursuant to the Registration Rights Agreements, the Company agreed to, among other things, (i) file as soon as practicable after the date that is one hundred twenty (120) days, with respect to the Fund Purchasers, or ninety (90) days, with respect to HGC, after the applicable date of consummation of the respective Series A Preferred Stock Offering, but in any event within thirty (30) days after such date, with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series A Preferred Stock (including any Common Stock underlying the Series A Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series A Preferred Stock Purchase Agreements and the Backstop Agreements, as applicable, and (ii) the Series A Warrants (the securities described in clauses (i) and (ii), the “Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earliest of (i) the date all such Registrable Securities ceased to be Registrable Securities and (ii) the date all such Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.  The Company filed such shelf registration statement with the SEC on December 20, 2018 and such registration statement became effective on December 26, 2018.

HGC Purchaser’s Rights Agreement

In connection with, and on the closing of, the Series A Preferred Stock Offering to HGC, the Company and HGC entered into the HGC Series A Purchaser Rights Agreement.  Pursuant to the HGC Series A Purchaser Rights Agreement, the Company granted HGC the right to appoint one person to serve on the Board and a right of first refusal to purchase up to an aggregate of $350 million of any equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity and/or any other instruments or forms of equity capital) in connection with the financing of the development, construction, commissioning and/or operation of the Company’s Rio Grande LNG project, in each case subject to certain exceptions. HGC may transfer such right of first refusal to an affiliate of HGC or Morgan Stanley Infrastructure, Inc. (or an affiliate thereof) without the Company’s consent or to one or more other third parties with the Company’s consent, subject to certain conditions.

Series B Convertible Preferred Stock Purchase Agreements

On May 17, 2019, the Company entered into a Series B Convertible Preferred Stock Purchase Agreement (the “Series B Preferred Stock Purchase Agreements”) with each of (i) the York Tactical Energy Funds, (ii) the Valinor Purchasers, (iii) the Bardin Hill Purchasers, and (iv) HGC (together with the York Tactical Energy Funds, the Valinor Purchasers, and the Bardin Hill Purchasers, the “2019 Series B Preferred Stock Purchasers”) pursuant to which the Company sold an aggregate of 20,945 shares of Series B Preferred Stock at $1,000.00 per share for an aggregate purchase price of $20.945 million, issued the Series B Warrants and issued an additional 418 shares of Series B Preferred Stock in aggregate as origination fees to the 2019 Series B Preferred Stock Purchasers (the “2019 Series B Preferred Stock Offering”).

Each 2019 Series B Preferred Stock Purchaser is a Company stockholder and, pursuant to (i) the Merger Agreement, three individuals, two individuals, and one individual from the YCMGA Entities, Valinor and Bardin Hill, respectively, were appointed to the Board and (ii) the HGC Series A Purchaser Rights Agreement, a member of the Board was appointed by HGC.

Series B Warrant Agreements

On May 24, 2019, the closing date of the 2019 Series B Preferred Stock Offering (the “2019 Series B Preferred Stock Offering Closing Date”), the Company delivered a warrant agreement to each of the 2019 Series B Preferred Stock Purchasers governing the Series B Warrants issued to such 2019 Series B Preferred Stock Purchaser. Under such warrant agreements, the Series B Warrants issued to the 2019 Series B Preferred Stock Purchasers represent the right to acquire approximately 30 basis points (0.30%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series B Warrants have a fixed three-year term commencing on the 2019 Series B Preferred Stock Offering Closing Date.  The Series B Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series B Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of $7.50 and the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of parity stock.

Series B Registration Rights Agreements

On the 2019 Series B Preferred Stock Offering Closing Date, the Company and the 2019 Series B Preferred Stock Purchasers entered into registration rights agreements (the “Series B Preferred Stock Registration Rights Agreements”).  Pursuant to the Series B Preferred Stock Registration Rights Agreements, the Company agreed to, among other things, (i) file as soon as practicable after the date that is ninety (90) days after the consummation of the Series B Preferred Stock Offering Closing Date, but in any event within thirty (30) days after the date that is ninety (90) days from the consummation of the Series B Preferred Stock Offering Closing Date, with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series B Preferred Stock (including any Common Stock underlying the Series B Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series B Preferred Stock Purchase Agreements and (ii) the Series B Warrants (the securities described in clauses (i) and (ii), the “Series B Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earlier of (i) the date all such Series B Registrable Securities ceased to be Series B Registrable Securities and (ii) the date all such Series B Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act, and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

Series B Purchaser Rights Agreements

On the 2019 Series B Preferred Stock Offering Closing Date, the Company and the 2019 Series B Preferred Stock Purchasers entered into purchaser rights agreements (the “Series B Purchaser Rights Agreements”).  Pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers a right of first refusal to purchase any project-level equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity or any other instruments or forms of equity capital) issued to finance the development, construction, commissioning and/or operation of the Company’s Rio Grande LNG facility to be located on the U.S. Gulf Coast (the “Project”).  The project-level equity rights shall be applied (i) as to a final investment decision (“FID”) on the first two liquefaction trains to be constructed as part of the Project, up to a maximum of $149.61 million, and (ii) as to a FID on the third liquefaction train to be constructed as part of the Project, up to a maximum of $59.84 million, for a combined total amount not to exceed $209.45 million. The project equity rights are subject to certain transfer restrictions.  In addition, pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers the right to purchase their pro rata share of any future issuance of shares of Series C Convertible Preferred Stock of the Company issued prior to FID in accordance with the terms of the Series B Purchaser Rights Agreements.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit and Risk Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit and Risk Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2018 with management and the independent auditors, both with and without management present. In addition, the Audit and Risk Committee has discussed with the Company’s independent auditors all communications required by generally accepted auditing standards, including those required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. The Audit and Risk Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent auditor’s communication with the Audit and Risk Committee concerning independence, has discussed with the independent auditor all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and has satisfied itself as to the auditor’s independence.

Based on the Audit and Risk Committee’s discussions with management and the independent auditors, the Audit and Committee’s review of the audited financial statements as of and for the year ended December 31, 2018, representations of management and the report of the independent auditors, the Audit and Risk Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Audit and Risk Committee of the Board of Directors,

Eric S. Rosenfeld
Avinash Kripalani
L. Spencer Wells

OTHER MATTERS

Neither the Company nor any of the persons named as proxies know of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting material.

WHERE YOU CAN FIND MORE INFORMATION

Stockholders may also obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC without charge by writing to the Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the SEC may also be accessed on the Company’s website at www.next-decade.com.

APPENDIX  A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

NEXTDECADE CORPORATION

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), NextDecade Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 4 of the Certificate of Designations of Series A Convertible Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by replacing (i) the phrase “liquidation preference” with the phrase “Series A Liquidation Preference” and (ii) the phrase “liquidation preferences” with the phrase “Series A Liquidation Preferences”, in each case, in all instances in which such phrases appear in Section 4 of the Certificate of Designations.

SECOND: The first sentence of Section 6(b) of the Certificate of Designations is hereby amended by amending such sentence in its entirety as follows:

“As to matters upon which Holders of Series A Preferred Stock are entitled to vote separately as a class, the Holders of Series A Preferred Stock will be entitled to one vote per share of Series A Preferred Stock held.”

THIRD: Section 6(c) of the Certificate of Designations is hereby amended by amending such Section in its entirety as follows:

“Each Holder of outstanding shares of Series A Preferred Stock shall be entitled to vote together with the holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation or otherwise), except as otherwise provided by law or this Certificate of Designations. In any such vote, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share would be convertible as of the record date for such vote pursuant to Section 5(a) as though the conditions to conversion set forth in Section 5(a) had been satisfied and treating such record date as the Optional Conversion Date for purposes of such calculation (and in each case irrespective of whether the shares of Series A Preferred Stock are then convertible at the option of the Corporation pursuant to such Section 5(a)).”

FOURTH: Clause (i) of Section 6(d)(ii) of the Certificate of Designations is hereby amended by amending such Clause in its entirety as follows:

“(i) authorized PIK Shares or shares of Parity Stock paid as dividends in-kind in accordance with the terms of the certificate of designations of such Parity Stock,”

FIFTH: This Certificate of Amendment to Certificate of Designations was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Sections 242 of the DGCL.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Designations to be signed and attested this day of [●], 2019.

THE CORPORATION:

NEXTDECADE CORPORATION

By:
Name:
Title:

Attest:
Name:
Title:

APPENDIX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

NEXTDECADE CORPORATION

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), NextDecade Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:  Section 4 of the Certificate of Designations of Series B Convertible Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by replacing (i) the phrase “liquidation preference” with the phrase “Series B Liquidation Preference” and (ii) the phrase “liquidation preferences” with the phrase “Series B Liquidation Preferences”, in each case, in all instances in which such phrases appear in Section 4 of the Certificate of Designations.

SECOND: The first sentence of Section 6(b) of the Certificate of Designations is hereby amended by amending such sentence in its entirety as follows:

“As to matters upon which Holders of Series B Preferred Stock are entitled to vote separately as a class, the Holders of Series B Preferred Stock will be entitled to one vote per share of Series B Preferred Stock held.”

THIRD: Section 6(c) of the Certificate of Designations is hereby amended by amending such Section in its entirety as follows:

“Each Holder of outstanding shares of Series B Preferred Stock shall be entitled to vote together with the holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation or otherwise), except as otherwise provided by law or this Certificate of Designations. In any such vote, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share would be convertible as of the record date for such vote pursuant to Section 5(a) as though the conditions to conversion set forth in Section 5(a) had been satisfied and treating such record date as the Optional Conversion Date for purposes of such calculation (and in each case irrespective of whether the shares of Series B Preferred Stock are then convertible at the option of the Corporation pursuant to such Section 5(a)).”

FOURTH: Clause (i) of Section 6(d)(ii) of the Certificate of Designations is hereby amended by amending such Clause in its entirety as follows:

“(i) authorized PIK Shares or shares of Parity Stock paid as dividends in-kind in accordance with the terms of the certificate of designations of such Parity Stock,”

FIFTH: This Certificate of Amendment to Certificate of Designations was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Sections 242 of the DGCL.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Designations to be signed and attested this day of [●], 2019.

THE CORPORATION:

NEXTDECADE CORPORATION

By:
Name:
Title:

Attest:
Name:
Title:

APPENDIX C

BOARD RESOLUTIONS

WHEREAS, on August 9, 2018, the Company filed a Certificate of Designations of Series A Convertible Preferred Stock of NextDecade Corporation (the “Series A Certificate of Designations”) with the Delaware Secretary of State (the “Secretary of State”) creating, and establishing the rights, powers and preferences of, Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series A Preferred Stock”);

WHEREAS, on September 28, 2018, the Company filed a Certificate of Designations of Series B Convertible Preferred Stock of NextDecade Corporation (the “Series B Certificate of Designations” and, together with the Series A Certificate of Designations, the “Certificates of Designations”) with the Secretary of State creating, and establishing the rights, powers and preferences of, Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series B Preferred Stock”);

WHEREAS, Section 1(a) of each of the Series A Certificate of Designations and the Series B Certificate of Designations designated 50,000 shares of the Company’s preferred stock as Series A Preferred Stock and Series B Preferred Stock, respectively, and provided that such number of shares constituting Series A Preferred Stock or Series B Preferred Stock, as applicable, shall be increased automatically (the “Automatic Share Issuance Provision”) by the amount of shares representing the origination fee contemplated to be issued pursuant to any Series A Purchase Agreement or Series B Purchase Agreement, as applicable, or Backstop Commitment Agreement (with respect to the Series A Certificates of Designations) and PIK Dividends (each such term as defined in the Certificates of Designations);

WHEREAS, in reliance on the Automatic Share Issuance Provision, the Company subsequently took action with respect to its capital structure, including issuing shares of Series A Preferred Stock and Series B Preferred Stock;

WHEREAS, pursuant to Section 102(d) of the General Corporation Law of the State of Delaware (the “DGCL”), the total number of shares of a class of stock which a corporation has the authority to issue may not be dependent upon facts ascertainable outside of a certificate of incorporation, and any change in the number of authorized shares of a class or series of preferred stock must be effected by an amendment to the certificate of incorporation either pursuant to a certificate of increase filed with the Secretary of State pursuant to Section 151(g) of the DGCL or a certificate of amendment filed with the Secretary of State pursuant to Section 242 of the DGCL, as applicable;

WHEREAS, the Board has determined that, due to Section 102(d) of the DGCL, the number of authorized shares of the Series A Preferred Stock may be 50,000 and that the Company may have been required to file a Certificate of Increase of Series A Preferred Stock pursuant to Section 151(g) of the DGCL to effect the increase in the number of authorized shares of Series A Preferred Stock;

WHEREAS, the Board desires to increase the number of authorized shares of Series A Preferred Stock from 50,000 to 166,364 shares (which number of shares includes shares issued as the origination fee issued pursuant to the Series A Purchase Agreements or Backstop Commitment Agreements and shares issued or issuable as PIK Dividends until the latest Mandatory Conversion Date (as such term is defined in the Series A Certificate of Designations), which increase was originally intended to be effected by the Automatic Share Increase Provision included in the Series A Certificate of Designations (the “Series A Authorized Share Increase”) and which the Board now intends to be made effective as of 12:01 a.m. (Eastern Time) on August 9, 2018;

WHEREAS, the Board has determined that, due to Section 102(d), the number of authorized shares of the Series B Preferred Stock may be 50,000 and that the Company may have been required to file a Certificate of Increase of Series B Preferred Stock pursuant to Section 151(g) of the DGCL to effect the increase in the number of authorized shares of Series B Preferred Stock; and

WHEREAS, the Board desires to increase the number of authorized shares of Series B Preferred Stock from 50,000 to 166,364 shares (which number of shares includes shares issued as the origination fee issued pursuant to the Series B Purchase Agreements and shares issued or issuable as PIK Dividends until the latest Mandatory Conversion Date (as such term is defined in the Series B Certificate of Designations), which increase was originally intended to be effected by the Automatic Share Increase Provision included in the Series B Certificate of Designations (the “Series B Authorized Share Increase” and together, with the Series A Authorized Share Increase, the “Authorized Share Increases”) and which the Board now intends to be made effective as of 12:01 a.m. (Eastern Time) on September 28, 2018.

NOW, THEREFORE BE IT RESOLVED, that the Authorized Share Increases may constitute defective corporate acts and require ratification to clarify the Company’s capital structure;

RESOLVED FURTHER, that the nature of the failure of authorization with respect to the Series A Authorized Share Increase is that the Company failed to file a certificate of increase with the Secretary of State pursuant to Section 151(g) of the DGCL, which requires the approval of the holders of Series A Preferred Stock pursuant to the terms of the Series A Certificate of Designations;

RESOLVED FURTHER, that the nature of the failure of authorization with respect to the Series B Authorized Share Increase is that the Company failed to file a certificate of increase with the Secretary of State pursuant to Section 151(g) of the DGCL, which requires the approval of the holders of Series B Preferred Stock pursuant to the terms of the Series B Certificate of Designations;

RESOLVED FURTHER, that the date of the defective corporate act with respect to the Series A Authorized Share Increase is August 9, 2018, effective at 12:01 a.m. (Eastern Time) (the “Series A Validation Effective Time”);

RESOLVED FURTHER, that the date of the defective corporate act with respect to the Series B Authorized Share Increase is September 28, 2018, effective at 12:01 a.m. (Eastern Time) (the “Series B Validation Effective Time”);

RESOLVED FURTHER, that, pursuant to Section 204 of the DGCL and the common law, the Board deems it to be advisable and in the best interests of the Company and its stockholders to approve and ratify the Series A Authorized Share Increase effective as of the Series A Validation Effective Time, the Series B Authorized Share Increase effective as of the Series B Validation Effective Time and the filing of any certificates with the Secretary of State to effect the Series A Authorized Share Increase and the Series B Authorized Share Increase, including, without limitation, certificates of validation of certificates of increase of the authorized shares of Series A Preferred Stock and the Series B Preferred Stock, with each such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL;

RESOLVED FURTHER, that the Board hereby recommends that the holders of Series A Preferred Stock approve the ratification of the Series A Authorized Share Increase effective as of the Series A Validation Effective Time and the filing of any certificates with the Secretary of State to effect the Series A Authorized Share Increase, including, without limitation, a Certificate of Validation of the Certificate of Increase of the Series A Preferred Stock;

RESOLVED FURTHER, that the Board hereby recommends that the holders of Series B Preferred Stock approve the ratification of the Series B Authorized Share Increase effective as of the Series B Validation Effective Time and the filing of any certificates with the Secretary of State to effect the Series B Authorized Share Increase, including, without limitation, a Certificate of Validation of the Certificate of Increase of the Series B Preferred Stock;

RESOLVED FURTHER, that the Board hereby directs the Authorized Officers of the Company to solicit such stockholder approval and ratification of the Authorized Share Increases;

RESOLVED FURTHER, that the Board hereby directs the Authorized Officers of the Company to provide any notice required by Section 204(d) of the DGCL in connection with a special meeting of the holders of Series A Preferred Stock and Series B Preferred Stock to ratify the Authorized Share Increases and the filing of any certificates of validation with the Secretary of State to effect the same (the “Special Meeting”) to the holders of non-voting and voting stock as of the time of the defective corporate acts and as of the record date for the Special Meeting;

RESOLVED FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on June 5, 2019 (unless the Board subsequently fixes a different record date for such purposes);

RESOLVED FURTHER, that, subject to the approval of the ratification of the Authorized Share Increases by the requisite vote of the holders of Series A Preferred Stock and Series B Preferred Stock, as applicable, the Authorized Officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to execute and file or cause to be filed certificates of validation in respect of the ratification of each such act, with each such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL;

RESOLVED FURTHER, that notwithstanding the ratification of the Authorized Share Increases, the Board may abandon the ratification of the Authorized Share Increases without further action of the stockholders of the Company; and

RESOLVED FURTHER, that the Authorized Officers of the Company, and each of them with full authority to act without the others, are hereby authorized to do or cause to be done any and all further acts and things necessary or desirable, in their sole discretion, and deliver any and all such additional documents as they may deem necessary to carry out the purposes and intent of the foregoing resolutions.

APPENDIX D

DGCL SECTIONS 204 AND 205

§ 204 Ratification of defective corporate acts and stock [For application of this section, see 80 Del. Laws, c. 40, § 16, and 81 Del. Laws, c. 354, § 16]

(a)          Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)          (1)   In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A)         The defective corporate act or acts to be ratified;

(B)         The date of each defective corporate act or acts;

(C)         If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D)         The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E)         That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2)   In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A)         The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B)         The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C)         That the ratification of the election of such person or persons as the initial board of directors is approved.

(c)          Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1)   (A)        No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(B)         Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2)   As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d)          If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1)   If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2)   The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3)   In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e)          If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1)   Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2)   A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3)   Information required by 1 of the following paragraphs:

a.     If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b.    If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c.     If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f)          From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1)   Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2)   Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g)          In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h)          As used in this section and in § 205 of this title only, the term:

(1)   “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2)   “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3)   “Overissue” means the purported issuance of:

a.    Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b.    Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4)   “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a.    But for any failure of authorization, would constitute valid stock; or

b.    Cannot be determined by the board of directors to be valid stock;

(5)   “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6)   “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a.    The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b.    Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c.    The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7)   “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i)           Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8; 81 Del. Laws, c. 354, §§ 4-8.

§ 205 Proceedings regarding validity of defective corporate acts and stock [For application of this section, see 80 Del. Laws, c. 40, § 16]

(a)          Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1)   Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2)   Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3)   Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4)   Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5)   Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b)          In connection with an action under this section, the Court of Chancery may:

(1)   Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2)   Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3)   Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)   Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5)   Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6)   Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7)   Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8)   Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9)   Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c)          Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d)          In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1)   Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2)   Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3)   Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)   Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5)   Any other factors or considerations the Court deems just and equitable.

(e)          The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f)          Notwithstanding any other provision of this section, no action asserting:

(1)   That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2)   That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.

ANNUAL MEETING OF NEXTDECADE CORPORATION Annual Meeting of NextDecade Corporation to be held on July 12, 2019 for Holders as of June 5, 2019 This proxy is being solicited on behalf of the Board of Directors Date: Time: Place: July 12, 2019 9:00 A.M. (Local Time) Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002 Please make your marks like this: Use dark black pencil or pen only. INTERNET The Board of Directors Recommends you Vote FOR each of the director nominees listed in Proposal 1 and FOR each of Proposal 2, Proposal 3, and Proposal 4: For All TELEPHONE 866-892-1461 Call Go To: www.proxypush.com/NEXT • Cast your vote online. • View Meeting Documents • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. OR Proposal 1 – Election of Directors MAIL For Withhold • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. OR 1.01 – Taewon Jun – Class A Director 1.02 – David Gallo – Class B Director 1.03 – David Magid – Class B Director 1.04 – Eric S. Rosenfeld – Class B Director The undersigned hereby appoints Matthew K. Schatzman and Krysta De Lima, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SET FORTH UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4. All votes must be received by 5:00 P.M., Eastern Time, July 11, 2019. Directors Recommend For Against Abstain Proposal 2: To approve amendments to the Certificate of Designations of Series A Convertible Preferred Stock to, among other things, modify certain terms relating to voting rights. For Proposal 3: To approve amendments to the Company’s Certificate of Designations of Series B Convertible Preferred Stock to, among other things, modify certain terms relating to voting rights. For PROXY TABULATOR FOR NEXTDECADE CORPORATION P.O.BOX 8016 CARY, NC 27512-9903 Proposal 4: To ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2019. For In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof. Signature should agree with name printed hereon. If shares of Company common stock and/or preferred stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. EVENT # CLIENT # OFFICE # Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Copyright © 2018 Mediant Communications, Inc. All Rights Reserved Please separate carefully at the perforation and return just this portion in the envelope.

Proxy — NextDecade Corporation Annual Meeting of Stockholders July 12, 2019, 9:00 a.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Matthew K. Schatzman and Krysta De Lima (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock and/or preferred stock of NextDecade Corporation, a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002, on July 12, 2019 at 9:00 a.m. (Central Daylight Time) and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. To elect three Class B directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal, and to elect one Class A director, previously elected by the board of directors, to serve the remainder of his term as a Class A director ending in 2021 or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal. To approve amendments to the Company’s Certificate of Designations of Series A Convertible Preferred Stock to, among other things, modify certain terms relating to the voting rights of Series A Preferred Stock. To approve amendments to the Company’s Certificate of Designations of Series B Convertible Preferred Stock to, among other things, modify certain terms relating to the voting rights of Series B Preferred Stock. To ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2019. 2. 3. 4. In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors of the Company recommends a vote “FOR” the election of the nominees listed on the reverse side for the Board of Directors and “FOR” each of Proposal 2, Proposal 3 and Proposal 4. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” the election of the nominees listed on the reverse side for the Board of Directors and “FOR” each of Proposal 2, Proposal 3 and Proposal 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. To attend the meeting and vote your shares in person, please mark the box. Please separate carefully at the perforation and return just this portion in the envelope.